                                                                    EXHIBIT 99.4



                           ISTA PHARMACEUTICALS, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


                               SEPTEMBER 19, 2002


                                TABLE OF CONTENTS



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Section 1 Definitions............................................................................1

Section 2 Purchase and Sale of the Common Shares and Warrants...................................11

        2.1    Purchase and Sale of the Common Shares and Warrants at the Closing...............11
        2.2    Legends; Stop Transfer Orders....................................................12

Section 3 Representations and Warranties of the Company.........................................13

        3.1    Organization; Qualification......................................................13
        3.2    Subsidiaries and Affiliates......................................................13
        3.3    Capitalization...................................................................14
        3.4    Authorization, Validity of Agreement, Company Action.............................15
        3.5    Vote Required....................................................................15
        3.6    Consents and Approvals, No Violations............................................15
        3.7    Reports and Financial Statements.................................................15
        3.8    Books and Records................................................................16
        3.9    No Undisclosed Liabilities.......................................................16
        3.10   Interim Operations...............................................................17
        3.11   Absence of Certain Changes.......................................................17
        3.12   Litigation.......................................................................19
        3.13   Employee Benefit Plans...........................................................20
        3.14   Tax Matters......................................................................22
        3.15   Title to Properties; Encumbrances................................................23
        3.16   Leases...........................................................................23
        3.17   Environmental Laws...............................................................24
        3.18   Intellectual Property............................................................24
        3.19   Employment Matters...............................................................27
        3.20   Compliance with Laws.............................................................28
        3.21   Contracts and Commitments........................................................28
        3.22   Regulatory Compliance............................................................29
        3.23   Studies..........................................................................31
        3.24   Rights Agreement; Delaware 203 Approval..........................................31
        3.25   Absence of Questionable Payments.................................................32
        3.26   Insider Interests................................................................32
        3.27   Brokers or Finders...............................................................32

Section 4 Representations, Warranties and Covenants of the Investors............................32

        4.1    Authorization....................................................................32



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                                TABLE OF CONTENTS
                                  (CONTINUED)


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        4.2    Investment Experience............................................................32
        4.3    Investment Intent................................................................33
        4.4    Registration or Exemption Requirements...........................................33
        4.5    No Legal, Tax or Investment Advice...............................................33

Section 5 Conditions to Closing of the Investors................................................33

        5.1    Conditions to Investors' Obligations at the Closing..............................33

Section 6 Conditions to Company's Obligations...................................................35

        6.1    Conditions to Company's Obligations at the Closing...............................35

Section 7 Covenants of the Company..............................................................36

        7.1    Registration Rights..............................................................36
        7.2    Reports Under Securities Exchange Act of 1934....................................42
        7.3    Assignment of Rights.............................................................42
        7.4    Stockholders' Meeting............................................................42
        7.5    Proxy Statement..................................................................43
        7.6    Election of Directors............................................................43
        7.7    Nasdaq Listing...................................................................45
        7.8    Purchase in Event of No Stockholder Approval.....................................45
        7.9    Financial Results................................................................46
        7.10   Lock-Up..........................................................................46
        7.11   D&O Insurance....................................................................46
        7.12   Indemnification Agreements.......................................................46
        7.13   Board of Directors; Powers; Committees...........................................46
        7.14   Board Observers..................................................................48
        7.15   Indemnification..................................................................49
        7.16   Operation of Business............................................................49
        7.17   No-Solicitation..................................................................50
        7.18   Reasonable Efforts; Notification; Representations................................50
        7.19   Termination......................................................................51

Section 8 Termination...........................................................................51

        8.1    Termination Events...............................................................51
        8.2    Effect of Termination............................................................52

Section 9 Miscellaneous.........................................................................52

        9.1    Waivers and Amendments...........................................................52
        9.2    Governing Law....................................................................52
        9.3    Waiver of Jury Trial; Trial Costs................................................52
        9.4    Survival.........................................................................52
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                                                                            -ii-
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                                TABLE OF CONTENTS
                                  (CONTINUED)


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        9.5    Successors and Assigns...........................................................52
        9.6    Entire Agreement.................................................................53
        9.7    Notices, etc.....................................................................53
        9.8    Interpretation...................................................................53
        9.9    Severability of this Agreement...................................................54
        9.10   Counterparts.....................................................................54
        9.11   Further Assurances...............................................................54
        9.12   Public Announcements.............................................................54
        9.13   Expenses.........................................................................54
        9.14   California Commissioner of Corporations..........................................55


        Exhibit A     Schedule of Investors
        Exhibit B     Form of Warrant
        Exhibit C     Opinion of Company Counsel
        Exhibit D     Amended and Restated Certificate of Incorporation
        Exhibit E     Form of Indemnification Agreement

                           ISTA PHARMACEUTICALS, INC.

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

        This Agreement (the "Agreement") is made as of September 19, 2002 by and among ISTA Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and those investors listed on Exhibit A hereto (the "Investors").

                                     Recital

        In order to induce the Investors to enter into this Agreement and to consummate the Transactions, concurrently with the execution and delivery of this Agreement, certain stockholders, directors and officers of the Company are executing voting agreements in favor of the Investors.


                                    Section 1

                                   Definitions

        "AcSentient" has the meaning ascribed to it in Section 5.1(i).

        "AcSentient Agreement" has the meaning ascribed to it in Section 5.1(i).

        "Acquisition Proposal" has the meaning set forth in Section 7.17.

        "Action or Proceeding" has the meaning set forth in Section 7.15.

        "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes of this Agreement, (i) the Investors and their respective Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be Affiliates of one another, and (ii) none of the Investor Groups shall be deemed to be an Affiliate of any other Investor Group.

        "Aggregate Purchase Price" has the meaning ascribed to it in Section 2.1(a)(i).

        "Agreement" has the meaning ascribed to it in the forepart of this Agreement.

        "Appointment Time" means the time any director is appointed or elected to the Company's board of directors pursuant to Section 7.6.

        "Associate" has the meaning set forth in Rule 12b-2 of the Exchange Act.

        "Balance Sheet" means the most recent unaudited consolidated balance sheet of the Company and its Subsidiaries included in the Financial Statements.

        "Balance Sheet Date" means June 30, 2002, the date of the Balance Sheet.

        "Beneficially Own" or "Beneficial Ownership" shall have the meaning set forth in Rules 13d-3 and 13d-5 of the rules and regulations promulgated under the Exchange Act.

        "Benefit Plan" means any employee benefit fund, plan, program, arrangement or contract (including any "pension" plan, fund or program, as defined in Section 3(2) of ERISA, and any "employee benefit plan", as defined in
Section 3(3) of ERISA and any plan, program, arrangement or contract providing for severance; medical, dental or vision benefits; life insurance or death benefits; disability benefits, sick pay or other wage replacement; vacation, holiday or sabbatical; pension or profit-sharing benefits; stock options or other equity compensation; bonus or incentive pay or other material fringe benefits), whether written or not.

        "Board Consent" has the meaning ascribed to it in Section 3.24.

        "Bridge Effectiveness Termination Date" has the meaning ascribed to it in Section 7.1(a)(i).

        "Bridge Investor" has the meaning ascribed to it in Section 7.1(a)(i).

        "Bridge Loan Agreement" means the Note and Warrant Purchase Agreement, dated as of the date of this Agreement, by and among certain of the Investors and the Company, pursuant to which the Company shall issue Bridge Notes and Bridge Warrants to such Investors on the terms and subject to the conditions set forth therein.

        "Bridge Notes" means the promissory notes issued pursuant to the Bridge Loan Agreement.

        "Bridge Registrable Securities" means shares of Common Stock issued upon conversion of the Bridge Notes and issued or issuable upon exercise of the Bridge Warrants, and any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of such shares.

        "Bridge Registration Statement" has the meaning ascribed to it in
Section 7.1(a)(i).

        "Bridge Warrants" means the warrants issued pursuant to the Bridge Loan Agreement.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in The City of New York are (or are permitted or required by law, rule, regulation, order or state of emergency to be) closed.

        "Clarifying Request" has the meaning set forth in Section 7.17.

        "Class I Director", "Class II Director" or "Class III Director" has the meaning ascribed to it in the Company's amended and restated certificate of incorporation in effect as of the date of this Agreement.

        "Closing" means the closing referred to in Section 2.1(b).

        "Closing Date" has the meaning ascribed to it in Section 2.1(b).

        "Common Shares" has the meaning ascribed to it in Section 2.1(a)(i).

        "Common Stock" means shares of the Common Stock of the Company.

        "Company" has the meaning ascribed to it in the forepart of this Agreement.

        "Company Agreement" means any note, bond, mortgage, indenture, lease, license, contract, agreement, arrangement, or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound.

        "Company Copyrights" means all Copyrights owned by the Company or any of its Subsidiaries as of the date of this Agreement.

        "Company Disclosure Schedule" means the disclosure letter, dated the date of this Agreement, prepared and signed by the Company and delivered to the Investors simultaneously with the execution of this Agreement.

        "Company ERISA Affiliate" means any other person or entity under common control with the Company within the meaning of Sections 414(b) or (c) of the Code.

        "Company ESPP" has the meaning ascribed to it in Section 3.3(a).

        "Company Intellectual Property" means all Intellectual Property owned by the Company or any of its Subsidiaries as of the date of this Agreement.

        "Company Material Adverse Effect" means any circumstance affecting, change in, or effect on the Company and its Subsidiaries that is, or imminently will be, materially adverse to the business, properties, assets, liabilities (absolute, accrued, or contingent), operations, or results of operation of the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole, provided, that none of the following shall be deemed, in themselves, either alone or in combination, to constitute a Company Material Adverse Effect, and none of the following shall be taken into account in determining whether there has been or will be a Company Material Adverse Effect: (a) any change in the market price or trading volume of the Common Stock after the date of this Agreement; (b) any adverse circumstance, change or effect resulting directly from conditions affecting the industries in which the Company participates in their entirety, the U.S. economy as a whole, or foreign economies as a whole in any countries where the Company or any of its Subsidiaries has material operations or is conducting clinical trials; (c) any adverse circumstance, change or effect resulting directly from the announcement or pendency of this Agreement, the Stockholders' Meeting or the Closing (including any termination or breach of supplier, distributor, partner or similar relationships); (d) any failure by the Company to meet internal, non-public projections or forecasts (other than the financial results set forth in Section
7.9 and the Forecast); (e) the Company's actual reasonable investment banking and legal fees in respect of this Agreement and the other agreements and transactions contemplated hereby and thereby, to the extent such fees do not exceed the amounts of investment banking and legal fees set forth in Section
3.27 of the Disclosure Schedule; (f) any adverse circumstance, change or effect resulting directly from the taking of any action by the Company which this Agreement requires the Company to take; (g) any adverse circumstance, change or effect resulting directly from a failure by the Investors to provide any funding to the Company in violation of the Bridge Loan Agreement; (h) any adverse circumstance, change or effect resulting directly from action by any Regulatory Authority, including the FDA, other than any adverse circumstance, change or effect resulting directly from the refusal of the FDA to file the Company's submissions for clinical or safety issues; (i) any adverse circumstance, change or effect resulting directly from any failure by the Company to pay any of its obligations to its creditors within 60 days of the date that such obligations become due and payable; or (j) any delisting of the Common Stock from Nasdaq.

        "Company Option" means any right or option to purchase shares of the Company's Common Stock which is granted by the Company's board of directors and is outstanding as of the date of this Agreement.

        "Company Patents" means all Patents owned by the Company or any of its Subsidiaries as of the date of this Agreement.

        "Company SEC Documents" means each form, report, schedule, statement and other document filed or required to be filed by the Company since August 25, 2000 through the date of this Agreement under the Exchange Act or the Securities Act, including any filed amendment to such document, whether or not such amendment is required to be so filed.

        "Company's knowledge," "the knowledge of the Company," "the knowledge of the Company and its Subsidiaries" and similar phrases incorporating the word "know" or "known" mean, with respect to any matter in question, actual knowledge of such matter held by any member of the board of directors or any officer or vice president of the Company or any of its Subsidiaries.

        "Company Trademarks" means all Trademarks owned by the Company or any of its Subsidiaries as of the date of this Agreement.

        "Company Trade Secrets" means all Trade Secrets owned by the Company or any of its Subsidiaries as of the date of this Agreement.

        "Confidential Information" has the meaning ascribed to it in Section
7.14.

        "Consent of the Investors" means the consent of the Investors entitled to purchase more than 90% of the Investor Shares. Such consent shall be effective upon the later of (i) written consent of the Investors having the right to purchase at least 90% of the Investor Shares pursuant to Section 2.1 herein and (ii) 2 Business Days after notice of such consent has been received by the controlling

Affiliate of each Investor Group that has not delivered such written consent; provided that such consent shall not be binding upon an Investor and this Agreement shall terminate solely with respect to such Investor, subject to
Section 8.2 herein, upon receipt by the Company and each other Investor of notice of termination by the Investor pursuant to Section 8.1(e) herein.

        "Convertible Securities" shall mean any securities of the Company which are convertible into, exchangeable for or otherwise exercisable to acquire Voting Stock of the Company, including convertible securities, warrants, rights or options to purchase Voting Stock of the Company.

        "Copyrights" means U.S. and foreign registered and unregistered copyrights (including those in computer software and databases), moral rights, rights of publicity and all registrations and applications to register the same.

        "Defect" means a defect or impurity of any kind, whether in design, manufacture, processing, or otherwise, including any dangerous propensity associated with any reasonably foreseeable use of a Product, or the failure to warn of the existence of any defect, impurity, or dangerous propensity.

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Effectiveness Termination Date" means the Bridge Effectiveness Termination Date or the PIPE Effectiveness Termination Date, as the case may be.

        "Environmental Claim" means any claim, action, investigation or notice by any Person or entity alleging potential liability for investigatory, cleanup or governmental response costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (i) the presence, or release into the environment, of any Materials of Environmental Concern at any location owned or operated by the Company or any of its Subsidiaries, now or in the past, or (ii) any violation, or alleged violation, of any Environmental Law.

        "Environmental Law" means each federal, state, local and foreign law and regulation relating to pollution, protection or preservation of the environment, human health or occupational health and safety, including ambient air, surface water, groundwater, land surface or subsurface strata, and natural resources, and including each law and regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the generation, storage, containment (whether above ground or underground), disposal, transport or handling of Materials of Environmental Concern, and each law and regulation with regard to record keeping, notification, disclosure and reporting requirements respecting Materials of Environmental Concern, except to the extent relating to laws enforced by the FDA.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

        "FDA" means the United States Food and Drug Administration or any successor agency.

        "Financial Advisor" means Thomas Weisel Partners.

        "Financial Statements" means each of the audited consolidated financial statements and unaudited condensed consolidated interim financial statements of the Company (including any related notes and schedules) included (or incorporated by reference) in the Company SEC Documents.

        "Forecast" has the meaning ascribed to it in Section 7.9.

        "Fully Diluted Shares" means the shares of Common Stock issued and outstanding and the shares of Common Stock issuable upon conversion of any convertible security and upon exercise of any warrant, including the Warrants, the Bridge Notes, and the Bridge Warrants.

        "GAAP" means United States generally accepted accounting principles.

        "Governmental Entity" means a court, arbitral tribunal, Regulatory Authority, administrative agency, commission or other governmental or other regulatory authority or agency, or any Person exercising the authority of any of the foregoing.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "IGC" has the meaning ascribed to it in Section 7.6(b).

        "IGC Designee" has the meaning ascribed to it in Section 7.6(b).

        "Indemnification Agreement" has the meaning ascribed to it in Section 7.12.

        "Indemnified Party" has the meaning ascribed to it in Section
7.1(d)(iii).

        "Indemnifying Party" has the meaning ascribed to it in Section 7.1(d)(iii).

        "Inbound License Agreement" has the meaning ascribed to it in Section 3.18(e).

        "IND" has the meaning ascribed to it in Section 3.22(c).

        "Intellectual Property" means all of the following: Trademarks, Patents, Copyrights and Trade Secrets.

        "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

        "Investor Counsel" has the meaning ascribed to it in Section 7.1(c)(ix).

        "Investor Groups" means (a) Dionis Trust, Grant Gund 1978 Trust, G. Zachary Gund 1978 Trust, Grant Owen Gund Gift Trust, Llura Blair Gund Gift Trust, Anna Barrows Beakey 1998 Trust, Katharine Barrows Dadagian 1998 Trust or any of their Affiliates (collectively, the "Gund Trusts"), (b) KBL Healthcare, LP, KBL Partnership, LP., or any of their Affiliates (collectively, "KBL"), (c) Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management, Ontario Teachers Pension Plan, CDP Capital or any of their Affiliates, (d) Investor Growth Capital Limited, Investor Group L.P. or any of their Affiliates and (e) Sprout Capital IX, L.P., Donaldson, Lufkin & Jenrette Securities Corporation, Sprout Entrepreneurs Fund, L.P. or any of their Affiliates.

        "Investor Indemnitees" has the meaning ascribed to it in Section 7.15.

        "Investor Shares" means the Fully Diluted Shares held by all Investors and their respective Affiliates at the time of determining whether there is Consent of the Investors or, if the Closing has not occurred as of such time, the Fully Diluted Shares that would be outstanding assuming the Closing had occurred immediately prior to such time.

        "Investors" has the meaning ascribed to it in the forepart of the Agreement.

        "Investors' Agents" has the meaning ascribed to it in Section 7.1(d)(i).

        "IRS" means the United States Internal Revenue Service and any successor agency performing similar functions under the Internal Revenue Code.

        "Licenses" means all licenses and agreements pursuant to which the Company has acquired rights in or to any Trademarks, Patents, or Copyrights, or licenses and agreements pursuant to which the Company has licensed or transferred rights to use any of the foregoing.

        "Lock-Up Period" has the meaning ascribed to it in Section 7.10.

        "Materials of Environmental Concern" means any material or substance that is designated by a governmental authority to be radioactive, toxic or hazardous including petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon and lead or lead-based paints and materials.

        "NASD Rules" means the rules and regulations adopted by the National Association of Securities Dealers, Inc. concerning Nasdaq listed companies.

        "Nasdaq" shall mean the Nasdaq Stock Market.

        "NDA" has the meaning ascribed to it in Section 3.22(c).

        "Non-Approval Event" has the meaning ascribed to it in Section 7.8.

        "Observers" has the meaning ascribed to it in Section 7.14.

        "Outbound License Agreements" has the meaning ascribed to it in Section 3.18(e).

        "Patents" means issued U.S. and foreign patents and pending patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, reexaminations, and extension thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, certificates of invention and like statutory rights.

        "PBGC" means the Pension Benefit Guaranty Corporation.

        "Person" means any natural person, corporation, limited liability company, partnership (general or limited), business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

        "PIPE Effectiveness Termination Date" has the meaning ascribed to it in
Section 7.1(a)(ii).

        "PIPE Registrable Securities" means the Common Shares, and any other shares of Common Stock issued or issuable upon exercise of the Warrants, and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

        "PIPE Registration Statement" has the meaning ascribed to it in Section 7.1(a)(ii).

        "Product" means any product designed, manufactured, shipped, sold, marketed, distributed and/or otherwise introduced into the stream of commerce by or on behalf of the Company or any of its Subsidiaries, including any product sold in the United States by the Company or any of its Subsidiaries as the distributor, agent, or pursuant to any other contractual relationship with a non-U.S. manufacturer, and investigational products.

        "Proxy Statement" has the meaning ascribed to it in Section 7.5(a).

        "Purchase Price" has the meaning ascribed to it in Section 2.1(a)(i).

        "Registrable Securities" means the Bridge Registrable Securities and the PIPE Registrable Securities.

        "Registration Expenses" has the meaning ascribed to it in Section
7.1(b).

        "Registration Statement" shall mean the Bridge Registration Statement and the PIPE Registration Statement, as the case may be, including the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statements.

        "Regulatory Authority" means the FDA and any counterpart of the FDA outside of the United States and other national, supra-national, regional, state and local regulatory agency, department, bureau, commission, council and other governmental entity with authority over the clinical testing, manufacture, storage, distribution, sale and use of drug products.

        "Representative" has the meaning set forth in Section 7.17.

        "Resigning Director" has the meaning ascribed to it in Section 5.1(d).

        "Restated Certificate" has the meaning ascribed to it in Section 5.1(h).

        "Reverse Stock Split" means an amendment to the Company's certificate of incorporation to effect a reverse stock split of the Common Stock whereby the Company shall issue one new share of Common Stock in exchange for not less than 7 shares nor more than 10 shares of its outstanding Common Stock, or such other number of shares of outstanding Common Stock as is mutually agreed upon by the Company and the Consent of the Investors.

        "Rights Agreement" means the Rights Agreement between the Company and Mellon Investor Services LLC, dated as of December 31, 2001.

        "Sanderling" has the meaning ascribed to it in Section 7.6(c).

        "Sanderling Designee" has the meaning ascribed to it in Section 7.6(c).

        "SEC" shall mean the U.S. Securities and Exchange Commission (or any successor thereto).

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

        "Selling Expenses" has the meaning ascribed to it in Section 7.1(b).

        "Sprout" has the meaning ascribed to it in Section 7.6(a).

        "Sprout Designee" has the meaning ascribed to it in Section 7.6(a).

        "Stockholder Approval" means approval by stockholders holding a majority of the outstanding Voting Stock present, in person or by proxy, at the Stockholders' Meeting or any other meeting of the Company's stockholders duly convened, of: (i) the Transactions, including the sale and issuance of the Common Shares and the Warrants to the Investors in accordance with the terms of this Agreement, (ii) conversion of the Bridge Notes at the option of the holders thereof, (iii) the Reverse Stock Split, (iv) an amendment to the Company's certificate of incorporation providing for action by written consent of the stockholders in lieu of a meeting and (v) an amendment to the

Company's 2000 Stock Plan to increase the number of shares reserved for issuance thereunder to a number of shares mutually determined by the Company and Consent of the Investors; provided, however, that subclauses (iv) and (v) above shall be excluded from the definition of "Stockholder Approval" for purposes of Section 5.1(f), 6.1(b) and 7.8 (a) herein.

        "Stockholders' Meeting" has the meaning ascribed to it in Section 7.4.

        "Subsidiary" means, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is, directly or indirectly, owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or
(b) such Person or any other Subsidiary of such Person is a general partner or managing member (excluding any such partnership or limited liability company where such Person or any Subsidiary of such Person does not have a majority of the voting interest in such partnership or limited liability company).

        "Tax" and "Taxes" mean all taxes, charges, fees, duties, levies, penalties or other assessments imposed by any federal, state, local or foreign governmental authority, including income, gross receipts, excise, property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, and other taxes, and shall include interest, penalties or additions attributable thereto.

        "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

        "Title IV Plan" means a Plan that is subject to Section 302 or Title IV of ERISA or Section 412 of the Internal Revenue Code.

        "Trademarks" means U.S. and foreign registered and unregistered trademarks, trade dress, service marks, logos, trade names, corporate names and all registrations and applications to register the same.

        "Trade Secrets" means all: trade secrets; and, to the extent actually protected as a trade secret under the law, computer software, databases, other confidential information, technology; know-how, proprietary processes, formulae, algorithms, models, user interfaces, customer lists, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information.

        "Transactions" means the transactions contemplated by this Agreement.

        "Total Current Voting Power" shall mean the total number of votes which may be cast in the election of members of the board of directors of either the Company or the surviving corporation of a merger to which the Company is a party if all securities entitled to vote in the election of such directors (on an as-converted to Common Stock basis, if applicable) are present and voted.

        "Venture Investors" has the meaning ascribed to it in Section 7.14.

        "Voting Debt" shall mean any indebtedness of the Company having general voting rights or any debt convertible into securities having such rights.

        "Voting Stock" shall mean shares of Common Stock and any other securities of the Company having the ordinary power to vote generally in the election of members of the Company's board of directors.

        "Warrant" has the meaning ascribed to it in Section 2.1(a)(ii).

                                    Section 2

              Purchase and Sale of the Common Shares and Warrants.

        2.1 Purchase and Sale of the Common Shares and Warrants at the Closing.

               (a) Subject to the terms and conditions hereof, each Investor agrees, severally and not jointly, to purchase at the Closing, and the Company agrees to sell and issue to each Investor, severally and not jointly, at the
Closing:

                      (i) that number of shares of Common Stock determined by dividing (A) the dollar amount set forth opposite such Investor's name on Exhibit A hereto (the "Aggregate Purchase Price") by (B) the per share purchase price of $0.38 (the "Purchase Price"), and rounded down to nearest whole number of shares (such shares of Common Stock so purchased, the "Common Shares"); and

                      (ii) a warrant, in the form attached hereto as Exhibit B, exercisable for that number of shares of Common Stock equal to 15% of the Common Shares purchased by such Investor pursuant to Section 2.1(a)(i) above, at a per share exercise price equal to the Purchase Price (each, a "Warrant").

The number of Common Shares to be purchased by the Investors at the Closing pursuant to Section 2.1(a)(i), and the Purchase Price applicable to such Common Shares and the Warrants, shall be proportionately adjusted for any subdivision or combination of Common Stock (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise, including, without limitation, the Reverse Stock Split).

               (b) The closing of the purchase and sale of the Common Shares and the Warrants pursuant to this Agreement (the "Closing") shall take place at 10:00 a.m. at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 on the second Business Day (the "Closing Date") after satisfaction in full of the closing conditions set forth in Sections 5 and 6 herein, or waiver of any such closing conditions pursuant to the terms therein, or at such other time and place as may be agreed to by the consent of the Company and Consent of the Investors.

               (c) At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Investor a Warrant and a certificate representing the Common Shares purchased by such Investor from the Company, dated as of the Closing Date, against payment of the full amount of such Investor's Aggregate Purchase Price by any combination of (i) wire transfer of immediately available funds to the Company's bank account and/or (ii) upon receipt of Stockholder Approval, at the election of such Investor, cancellation of the appropriate amount of indebtedness under such Investor's Bridge Note, and the Company shall register the issuance and ownership of the Common Shares and Warrants so purchased in the stockholders' registry and books of the Company.

        2.2 Legends; Stop Transfer Orders.

               (a) All certificates representing the Common Shares and shares of Common Stock issued or issuable upon exercise of the Warrants shall bear the following legends:

                      (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. ISTA PHARMACEUTICALS, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE WITH THE ACT."

                      (ii) "THE SALE, TRANSFER OR VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCK PURCHASE AGREEMENT BY AND BETWEEN ISTA PHARMACEUTICALS, INC. AND THE INVESTOR. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDERS OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ISTA PHARMACEUTICALS, INC. AT THE PRINCIPAL EXECUTIVE OFFICES OF ISTA PHARMACEUTICALS, INC."

                      (iii) Any legend required by the blue sky or securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

               (b) The certificates representing the Common Shares will be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of such shares except in compliance with this Agreement.

               (c) The Company acknowledges and agrees that an opinion of counsel shall not be required upon the transfer by an Investor of any securities to an Affiliate of said Investor, except in unusual circumstances.


                                    Section 3

                  Representations and Warranties of the Company

        Except as set forth in the Company Disclosure Schedule, the Company represents and warrants to each Investor that:

        3.1 Organization; Qualification. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (b) has all requisite corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which such qualification is required except where failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Company Material Adverse Effect.

        3.2 Subsidiaries and Affiliates. Section 3.2 of the Company Disclosure Schedule sets forth the name, jurisdiction of incorporation and authorized and outstanding capital of each Subsidiary of the Company and the jurisdictions in which each such Subsidiary is qualified to do business. The Company does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any business or other Person, other than publicly traded securities constituting less than five percent (5%) of the outstanding equity of the issuing entity. All the outstanding capital stock of each Company Subsidiary is, directly or indirectly, owned (of record and beneficially) by the Company free and clear of any liens, options or encumbrances of any kind, restrictions on transfers (other than restrictions on transfer arising under applicable securities laws), claims or charges of any kind, and is validly issued, fully paid and nonassessable, and there is no outstanding option, right or agreement of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Company Subsidiary to any Person except the Company. Each of the Company's Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (b) has all requisite corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which such qualification is required except where failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Company Material Adverse Effect.

        3.3 Capitalization.

               (a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share. As of the date of this Agreement, (i) 16,892,636 shares of Common Stock are issued and outstanding, (ii) no shares of Common Stock are issued and held in the treasury of the Company, (iii) 1,000,000 shares of preferred stock are designated as Series A Participating Preferred Stock, none of which are issued and outstanding, (iv) 3,400,000 shares of Common Stock are reserved for issuance upon exercise of Company Options under the Company's 1993 Stock Plan, (v) 600,000 shares of Common Stock are reserved for issuance upon exercise of Company Options under the Company's 2000 Stock Plan, and (vi) 600,000 shares of Common Stock are reserved for issuance pursuant to the Company's 2000 Employee Stock Purchase Plan (the "Company ESPP"). Section 3.3(a) of the Company Disclosure Schedule lists, as of the date hereof, the holder of each outstanding Company Option, the number of shares of Common Stock for which such Company Option is exercisable, the exercise price of such Company Option, the extent to which such Company Option will vest upon consummation of any of the Transactions and the vesting schedule of such Company Option. All the outstanding shares of the Company's capital stock are, and all shares of Common Stock which may be issued pursuant to the exercise of outstanding Company Options will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable. There is no Voting Debt of the Company or any of its Subsidiaries issued and outstanding. Except as set forth above and except for the Transactions and as contemplated by the Bridge Loan Agreement, as of the date hereof, (x) there is no capital stock of the Company authorized, issued or outstanding; (y) there is no existing option, warrant, call, pre-emptive right, subscription or other right, agreement, arrangement, understanding or commitment of any character, relating to the issued or unissued capital stock of the Company or any of its Subsidiaries, obligating the Company or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares, equity interests or Voting Debt, or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment; and (z) there is no outstanding contractual obligation of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Common Stock, or the capital stock of the Company, or any Company Subsidiary or Affiliate of the Company or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Company Subsidiary or any other Person. With respect to any exception to the contractual obligations of the Company set forth in Section 3.3(a) of the Company Disclosure Schedule, the schedule completely and correctly identifies the parties to such obligations and the nature of any relationship of such party.

               (b) There is no voting trust or other agreement or understanding to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

               (c) No indebtedness of the Company or any of its Subsidiaries contains any restriction upon (i) the prepayment of any indebtedness of the Company or any of its Subsidiaries, (ii) the incurrence of indebtedness by the Company or any of its Subsidiaries or (iii) the ability of the Company or any of its Subsidiaries to grant any lien on the properties or assets of the Company or any of its Subsidiaries.

        3.4 Authorization, Validity of Agreement, Company Action. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Warrants, to perform its obligations under this Agreement and the Warrants and to consummate the Transactions. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations under this Agreement and the consummation by the Company of the Transactions, have been duly authorized by the Company's board of directors and, except for obtaining Stockholder Approval as contemplated by Section 7.4, no other corporate action on the part of the Company or its stockholders is necessary to authorize the execution and delivery by the Company of this Agreement or the Warrants or the consummation by it of the Transactions. This Agreement and, as of the Closing, the Warrants, have been duly executed and delivered by the Company and, this Agreement, assuming due and valid authorization, execution and delivery hereof by the Investors, is and, as of the Closing, the Warrants will be valid and binding obligations of the Company enforceable against the Company in accordance with its and their respective terms.

        3.5 Vote Required. The affirmative vote of the holders of a simple majority of the outstanding shares of Common Stock present in person or by proxy at a meeting of the Company's stockholders duly convened is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Transactions. No separate vote of any class or series of the Company's capital stock is necessary to approve the Transactions.

        3.6 Consents and Approvals, No Violations. Except for the filings, permits, authorizations, consents, notices, and approvals as may be required under, and other applicable requirements of, the Exchange Act, state securities or blue sky laws, none of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions or compliance by the Company with any of the provisions of this Agreement will (a) conflict with or result in any breach of any provision of the certificate of incorporation, the by-laws or similar organizational documents of the Company or any of its Subsidiaries, (b) require any material filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any Company Agreement or
(d) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company, any Company Subsidiary or any of their material properties or assets.

        3.7 Reports and Financial Statements.

               (a) The Company has filed with the SEC the Company SEC Documents. As of their respective dates (or, if amended or superseded, as of the date of the last such amendment or superseding report filed prior to the date of this Agreement), the Company SEC Documents, including any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by
Section 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of it officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. None of the Company's Subsidiaries is required to file any forms, reports or other documents with the SEC.

               (b) Each of the Financial Statements has been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries. The Financial Statements complied, as of their respective dates, in all material respects with applicable accounting requirements and rules and regulations of the SEC. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto and subject, in the case of interim condensed consolidated financial statements, to normal, recurring and year-end adjustments which were not and are not expected to be material in amount and the absence of certain notes) and fairly present in all material respects as of their respective dates
(i) the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and (ii) the consolidated results of operations, changes in stockholders equity and cash flows of the Company and its Subsidiaries for the periods presented therein.

        3.8 Books and Records. The books of account, minute books, stock record books and other records of the Company and its Subsidiaries are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including an adequate system of internal controls. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Company's board of directors and committees of the Company's board of directors, and no meeting of any of such stockholders, the Company's board of directors or such committees has been held for which minutes have not been prepared and are not contained in such minute books.

        3.9 No Undisclosed Liabilities. Except (a) as disclosed in the Financial Statements, (b) for liabilities disclosed in the Company SEC Documents, and (c) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date, neither the Company nor any of its Subsidiaries has any material liability or obligation of any nature, whether or not accrued, contingent or otherwise that would be required by GAAP to be disclosed on a consolidated balance sheet of the Company or in the notes thereto. The Company has not created any entities or entered into any transactions or created any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, for the purpose of avoiding disclosure required by GAAP.

        3.10 Interim Operations. Since the Balance Sheet Date, the business of the Company and each of its Subsidiaries has been conducted only in the ordinary and usual course consistent with past practice. Since the date of the Balance Sheet, there has not been any Company Material Adverse Effect.

        3.11 Absence of Certain Changes. Since the Balance Sheet Date, neither the Company nor any of its Subsidiaries has:

               (a) suffered any Company Material Adverse Effect;

               (b) incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) except non-material items incurred in the ordinary course of business and consistent with past practice, none of which exceeds one hundred fifty thousand dollars ($150,000) (counting obligations or liabilities arising from one transaction or a series of similar transactions, and all periodic installments or payments under any lease or other agreement providing for periodic installments or payments, as a single obligation or liability), or increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves or allowances;

               (c) paid, discharged or satisfied any claim, liability or obligation (whether absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

               (d) permitted or allowed any of its material properties or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, claim, lien, security interest, encumbrance, restriction or charge of any kind, except for liens for current Taxes not yet due;

               (e) cancelled any debt or waived any claim or right of substantial value;

               (f) sold, transferred, licensed, leased, pledged, mortgaged or otherwise disposed of any of its material properties or assets (real, personal or mixed, tangible or intangible) or any material amount of property or assets, except in the ordinary course of business;

               (g) disposed of or permitted to lapse any right to the use of any Intellectual Property, or disposed of or disclosed to any Person, other than representatives of the Investors and Persons subject to a nondisclosure agreement, any trade secret, formula, process, know-how or other Intellectual Property and not yet a matter of public knowledge;

               (h) granted any material increase or accrual in or accelerated, any benefit or compensation payable or to become payable to any officer, director, employee or consultant, including any such increase, accrual or acceleration pursuant to any Benefit Plan except in connection with a promotion or job change or any general increase in the compensation payable or to become payable to officers, employees or directors in the ordinary course of business, or entered into or amended in any material way any employment, material consulting, severance, termination or material Benefit Plan agreement or arrangement;

               (i) made any single capital expenditure or commitment in excess of fifty thousand dollars ($50,000) for additions to property, plant, equipment or intangible capital assets or made aggregate capital expenditures and commitments in excess of fifty thousand dollars ($50,000) (on a consolidated basis) for additions to property, plant, equipment or intangible capital assets;

               (j) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of the Company or any of its Subsidiaries;

               (k) made any change in any method of Tax or GAAP accounting or accounting practice that would or would reasonably be expected to result in any material change in the Financial Statements;

               (l) paid, loaned or advanced any amount to, or sold, transferred or leased any material properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers or directors or employees or any Affiliate or Associate of any of its officers or directors or employees, except for directors' fees, and compensation to officers at rates not exceeding the rates of compensation paid during the year ended December 31, 2001;

               (m) except as expressly required by this Agreement, (i) amended its certificate of incorporation or by-laws or similar organizational documents,
(ii) issued, sold, transferred, pledged, disposed of or encumbered any shares of any class or series of its capital stock or Voting Debt, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock or any Voting Debt, other than shares of Common Stock reserved for issuance on the date of this Agreement pursuant to the Company's Employee Stock Purchase Plan, the exercise of any options to purchase Common Stock outstanding on the date of this Agreement or existing agreements that require the Company to issue shares of Common Stock, or (iii) redeemed, purchased or otherwise acquired directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares (other than repurchases of restricted stock at cost required pursuant to agreements outstanding on the date of this Agreement or entered into after the date of this Agreement in compliance with the provisions hereof);

               (n) terminated or materially modified or amended any of its material contracts or waived, released or assigned any material rights under any material contract or claims, except in the ordinary course of business and consistent with past practice;

               (o) except as expressly required by this Agreement, entered into any material commitment or transaction (including any capital expenditure or purchase, sale or lease of assets or real estate) other than as disclosed in the operating plan and budget provided to certain of the Investors on July 29, 2002;

               (p) revalued in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable, other than in the ordinary course of business consistent with past practice or as required by GAAP;

               (q) permitted any insurance policy naming it as a beneficiary or a loss payable payee to be cancelled or terminated without notice to and the prior consent of the Investors, except policies providing coverage for losses not in excess of fifty thousand dollars ($50,000);

               (r) entered into any contract or transaction relating to the purchase of assets other than in the ordinary course of business and consistent with prior practices as set forth in the operating plan and budget provided to certain of the Investors on July 29, 2002;

               (s) settled or compromised any pending or threatened suit, action or claim that (i) relates to the transactions contemplated hereby, or (ii) the settlement or compromise of which would involve more than twenty-five thousand dollars ($25,000) or that would otherwise be material to the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole, or that primarily relates to any material Intellectual Property matter;

               (t) adopted a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries; or

               (u) agreed, whether in writing or otherwise, to take any action described in this section.

        3.12 Litigation. Except as disclosed in the Company SEC Documents, there is no action, suit, inquiry, proceeding or investigation by or before any Governmental Entity or, to the knowledge of the Company and its Subsidiaries, threatened against or involving the Company or any of its Subsidiaries, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Company or any of its Subsidiaries pursuant to this Agreement or in connection with the Transactions. Neither the Company nor any of its Subsidiaries is in default under or in violation of, nor to the knowledge of the Company and its Subsidiaries is there any valid basis for any claim of default under or violation of, any Company Agreement. Neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree that materially restricts its business practices or its ability to acquire any property or conduct its business in any area.

        3.13 Employee Benefit Plans.

               (a) Section 3.13 of the Company Disclosure Schedule lists each Company Benefit Plan.

               (b) With respect to each Company Benefit Plan, Company has delivered to the Investors a true, complete and correct copy of (i) such Company Benefit Plan (of, if not written, a written summary of its material terms) and the most recent summary plan description and summary of material modifications, if any, related to such Company Benefit Plan, (ii) each trust agreement or other funding arrangement, (iii) the most recent annual report (Form 5500) filed with the IRS) (and, if the most recent annual report is a Form 5500R, the most recent Form 5500C filed with respect to such Company Benefit Plan), (iv) the most recent actuarial report or financial statement, if applicable, (v) the most recent determination letter, if any, issued by the IRS and any pending request for a determination letter, if any, and (vi) each registration statement, permit application and prospectus. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company and its Subsidiaries, any other Person or entity, has any express or implied commitment, whether legally enforceable or not, to continue (for any period), modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Internal Revenue Code.

               (c) Each Company Benefit Plan has been administered in all material respects in accordance with its terms and all applicable laws, including ERISA and the Internal Revenue Code (including the prohibited transaction rules thereunder), and contributions required to be made under the terms of any of the Company Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected on the Balance Sheet. No suit, administrative proceeding, action or other adverse proceeding or claim is currently pending or, to the Company's knowledge, threatened in writing against or with respect to any such Company Benefit Plan (other than routine benefits claims) and there is no pending audit or inquiry by the Internal Revenue Service or United States Department of Labor with respect to any Company Benefit Plan. To the knowledge of Company or any of its Subsidiaries, there exists no condition or set of circumstances that could subject the Company or any of its Subsidiaries to any material liability (other than for routine benefit liabilities) relating in any way to any Company Benefit Plan.

               (d) Each Company Benefit Plan can be amended, discontinued or terminated at any time in accordance with its terms, without liability (other than (A) liability for ordinary administrative expenses typically incurred in a termination event or (B) liabilities for which sufficient assets are set aside in a trust or insurance contract to satisfy such liability or which are reflected on the Balance Sheet).

               (e) Each Company Benefit Plan and its related trust that is intended to qualify under Section 401(a) or 4975(e)(7) and Section 501(a), respectively, of the Internal Revenue Code has received a favorable determination letter from the IRS as to such qualified status or has been established under a standardized prototype plan for which an Internal Revenue Service opinion letter has been obtained by the plan sponsor and was valid when issued as to the adopting employer.

               (f) No Company Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) or other pension plan subject to Title IV of ERISA or the minimum funding rules of ERISA or the Internal Revenue Code and no Company ERISA Affiliate has sponsored or contributed to or been required to contribute to any such pension plan.

               (g) With respect to each Benefit Plan required to be set forth in the Company Disclosure Schedule that is subject to Title IV of ERISA or the minimum funding rules of ERISA or the Internal Revenue Code, (i) no reportable event (within the meaning of Section 4043 of ERISA, other than an event that is not required to be reported before or within thirty (30) days of such event) has occurred or is expected to occur, (ii) there was not an accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Internal Revenue Code), whether or not waived, as of the most recently ended plan year of such Benefit Plan; and (iii) there is no "unfunded benefit liability" (within the meaning of Section 4001(a)(18) of ERISA). No material liability under Title IV of ERISA has been incurred by the Company or any other Company ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Company or any of its Subsidiaries of incurring or being subject (whether primarily, jointly or secondarily) to a material liability thereunder. None of the assets of the Company or any of its Subsidiaries is, or may reasonably be expected to become, the subject of any lien arising under ERISA or Section 412(n) of the Internal Revenue Code.

               (h) Except as required by law, no Company Benefit Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. To the knowledge of the Company and its Subsidiaries, the Company and each of its Subsidiaries are in compliance with
(i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended.

               (i) The Company has delivered to the Investors true, complete and correct copies of (i) all employment agreements with officers and all consulting agreements of the Company and each of its Subsidiaries providing for annual compensation in excess of one hundred thousand dollars ($100,000), (ii) all severance plans, agreements, programs and policies of the Company and each of its Subsidiaries with or relating to their respective employees, directors or consultants, and (iii) all plans, programs, agreements and other arrangements of the Company and each of its Subsidiaries with or relating to their respective employees, directors or consultants which contain "change of control" provisions. The consummation of the Transactions will not, alone or in conjunction with any other possible event (including termination of employment),
(i) entitle any current or former employee or other service provider of the Company or any of its Subsidiaries to severance benefits or any other payment, compensation or benefit (including forgiveness of indebtedness), except as expressly provided by this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefit due any such employee or service provider, alone or in conjunction with any other possible event (including termination of employment).

               (j) The execution of, and performance of the transactions contemplated by, this Agreement will not (either along with or upon the occurrence of any additional or subsequent events) constitute an event under any Company Benefit Plan or agreement that will or may reasonably be expected to result in any payment (whether severance pay or otherwise), acceleration, vesting or increase in benefits with respect to any employee, former employee or director of the Company, or its Subsidiaries, whether or not any such payment would be an "excess parachute payment" (within the meaning of Section 280G of the Internal Revenue Code).

        3.14 Tax Matters.

               (a) The Company and each of its Subsidiaries have duly filed all Tax Returns that are required to be filed, and have duly paid or caused to be duly paid in full all Taxes reflected on such Tax Returns. All such Tax Returns are correct and complete in all material respects and accurately reflect all liability for Taxes for the periods covered thereby. All material unpaid Taxes owed by the Company and all Company Subsidiaries relating to periods or portions of periods through the Balance Sheet Date (whether or not shown on any Tax Return) are reflected on the Financial Statements. Since the Balance Sheet Date, the Company and the Company Subsidiaries have not incurred any liability for any Taxes other than in the ordinary course of business. Neither the Company nor any of its Subsidiaries has received written notice of any claim made by an authority in a jurisdiction where the Company or the Company Subsidiary, as the case may be, does not file Tax Returns, that the Company or the Company Subsidiary is or may be subject to taxation by that jurisdiction.

               (b) The federal income Tax Returns of the Company and each of the Company Subsidiaries have never been audited by the Internal Revenue Service (or the applicable statutes of limitation for the assessment of federal income Taxes for such periods have expired) for all periods through and including December 31, 2000, and the Company has never paid a material amount of Taxes in respect of an Internal Revenue Service audit. Neither the Company nor any of its Subsidiaries has waived any statute of limitations in any jurisdiction in respect of Taxes or Tax Returns or agreed to any extension of time with respect to a Tax assessment or deficiency.

               (c) No federal, state, local or foreign audit, examination or other administrative proceeding is pending or, to the knowledge of the Company and its Subsidiaries, threatened in writing with regard to any Taxes or Tax Returns of the Company or of any of its Subsidiaries. There is no dispute or claim concerning any Tax liability of the Company or any of its Subsidiaries either claimed or raised by any taxing authority in writing.

               (d) Neither the Company nor any of its Subsidiaries is a party to any agreement, plan, contract or arrangement that could result, separately or in the aggregate, in a payment of any "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code.

               (e) Neither the Company nor any of its Subsidiaries has filed a consent pursuant to Section 341(f) of the Internal Revenue Code (or any predecessor provision) concerning collapsible corporations, or agreed to have
Section 341(f)(2) of the Internal Revenue Code apply to any disposition of a "subsection (f) asset" (as such term is defined in Section 341(f)(4) of the Internal Revenue Code) owned by the Company or any of its Subsidiaries.

               (f) The Company has at no time been a "United States real property holding corporation" within the meaning of Section 897(c) of the Internal Revenue Code.

               (g) Neither the Company nor any of its Subsidiaries is a party to any material Tax sharing, Tax indemnity or other agreement or arrangement with any entity not included in the Company's consolidated financial statements most recently filed by the Company with the SEC.

               (h) Neither the Company nor any of its Subsidiaries has been a member of any affiliated group within the meaning of Section 1504(a) of the Internal Revenue Code, or any similar affiliated or consolidated group for Tax purposes under state, local or foreign law (other than a group the common parent of which is the Company), or has any liability for Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

        3.15 Title to Properties; Encumbrances. Each of the Company and each of its Subsidiaries has good, valid and marketable title to all the material properties and assets which it purports to own (real, personal and mixed, tangible and intangible) and which are reflected in the Balance Sheet, and all the material properties and assets purchased by the Company and its Subsidiaries since the date of the Balance Sheet, in each case free and clear of all mortgages, title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, except, with respect to all such properties and assets: (a) liens shown on the Balance Sheet as securing specified liabilities or obligations, with respect to which no default exists;
(b) minor imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company or any of its Subsidiaries and which have arisen only in the ordinary course of business and consistent with past practice since the date of the Balance Sheet; and (c) liens for current Taxes not yet due. The rights, properties and other assets presently owned, leased or licensed by the Company and its Subsidiaries and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit the Company and its Subsidiaries to conduct their businesses in all material respects in the same manner as their businesses have been conducted prior to the date hereof.

        3.16 Leases. Section 3.16 of the Company Disclosure Schedule contains an accurate and complete description of the terms of all material leases pursuant to which the Company or any of its Subsidiaries leases real or personal property. All such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect. To the Company's knowledge, there is no existing material default by the Company or any of its Subsidiaries thereunder, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a material default thereunder.

        3.17 Environmental Laws. (a) The Company and each of its Subsidiaries are in compliance in all material respects with all Environmental Laws, including compliance with any permits or other governmental authorizations or the terms and conditions thereof, (b) neither the Company nor any of its Subsidiaries has received any communication or notice, whether from a governmental authority or otherwise, alleging any material violation of or material noncompliance with any Environmental Laws by the Company, any of its Subsidiaries, and there is no pending or, to the knowledge of the Company and its Subsidiaries, threatened material Environmental Claim against the Company or any of its Subsidiaries; and (c) to the knowledge of the Company and its Subsidiaries, there is no past or present fact or circumstance that could reasonably be expected to result in any Environmental Claim against the Company or any of its Subsidiaries or any environmental liability of the Company or any of its Subsidiaries which could reasonably be expected to result in a Company Material Adverse Effect. The Company has delivered to the Investors all Phase I and Phase II Environmental Site Assessment reports in the possession of the Company.

        3.18 Intellectual Property.

               (a) Section 3.18(a) of the Company Disclosure Schedule contains a true and complete list of all of the Company Patents, registered Company Copyrights, Company Trademarks, and the Company's Internet domain names and the Company's Internet domain name applications.

               (b) Trademarks. To the Company's knowledge, all Company Trademark registrations are currently in compliance in all material respects with all legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications) other than any requirement that, if not satisfied, would not result in a cancellation of any such registration or otherwise materially affect the priority and enforceability of the Company Trademark in question. To the Company's knowledge, no registered Company Trademark is now involved in any opposition or cancellation proceeding in the United States Patent and Trademark Office. To the knowledge of the Company and its Subsidiaries, no such action has been threatened in writing within the one (1)-year period prior to the date of this Agreement. To the knowledge of the Company and its Subsidiaries, there has been no prior use of any material Company Trademark by any third party that confers upon said third party superior priority to register such Company Trademark.

               (c) Patents. To the Company's knowledge, all issued Company Patents are currently in compliance with legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use) other than any requirement that, if not satisfied, would not result in a revocation or otherwise materially affect the enforceability of the Company Patent in question. To the Company's knowledge, no Company Patent is now involved in any interference, reissue, reexamination or opposing proceeding in the United States Patent and Trademark Office. To the knowledge of the Company and its Subsidiaries, no such action has been threatened within the one (1)-year period prior to the date of this Agreement. To the knowledge of the Company and its Subsidiaries, there is no issued patent or patent application of any Person that invalidates any claim of any issued Company Patent.

               (d) Trade Secrets. The Company and each of its Subsidiaries have taken reasonable steps in accordance with normal industry practice to protect their respective rights in Company's confidential information and the Company Trade Secrets, the secrecy of which is material to the business of the Company or its Subsidiaries. Without limiting the generality of the foregoing, the Company and each of its Subsidiaries generally enforces a policy of requiring each relevant employee, consultant and contractor to execute agreements that contain provisions designed to prevent unauthorized disclosure of the Company's confidential information and Company Trade Secrets. With respect to employees, such agreements assign to the Company or such Subsidiary, as the case may be, all rights to any Intellectual Property relating to the Company's or such Subsidiary's business that is developed by the employee in the course of his or her activities as an employee of the Company or any of its Subsidiaries. With respect to contractors and consultants, the agreements either assign all Intellectual Property Rights developed pursuant to the agreement, which the Company determined at the time was material to its business or license such rights on agreed-upon terms. Except under confidentiality obligations, to the knowledge of the Company and its Subsidiaries, there has been no disclosure by the Company or any of its Subsidiaries of material confidential information or material Trade Secrets of Company.

               (e) License Agreements. Section 3.18(e)(i) of the Company Disclosure Schedule sets forth a complete and accurate list of all license agreements granting to the Company or any of its Subsidiaries any material right to incorporate any Intellectual Property into any commercial product of the Company other than software commercially available on reasonable terms to any person for a license fee of no more than twenty-five thousand dollars ($25,000) (collectively, the "Inbound License Agreements"). Section 3.18(e)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list of all license agreements under which the Company or any of its Subsidiaries licenses or grants a third party material rights to incorporate any rights under any Company Intellectual Property into any commercial product of such third party (collectively, the "Outbound License Agreements"). To the knowledge of the Company and its Subsidiaries, there is no material outstanding or, to the knowledge of the Company and its Subsidiaries, threatened dispute or disagreement with respect to any Inbound License Agreement or any Outbound License Agreement.

               (f) Ownership; Sufficiency of IP Assets. The Company or one of its Subsidiaries owns or possesses adequate licenses or other rights to use, free and clear of Liens, orders and arbitration awards, all of its material Intellectual Property used in its business. The Intellectual Property identified in Section 3.18(a) of the Company Disclosure Schedule, together with the Company's and its Subsidiaries' Trade Secrets, unregistered copyrights, and the Company's and such Subsidiaries' rights under the licenses granted to the Company or any of its Subsidiaries under the Inbound License Agreements and any other Intellectual Property owned by the Company or its Subsidiaries or to which the Company or its Subsidiaries has a license or other right to use, constitute all the material Intellectual Property rights used in the operation of the Company's and its Subsidiaries' businesses as they are currently conducted and, to the Company's knowledge, are all the Intellectual Property rights necessary to operate such businesses after the Closing in substantially the same manner as such businesses have been operated by the Company and its Subsidiaries prior thereto.

               (g) Protection of IP. The Company has taken reasonable steps to protect the material Intellectual Property of the Company and its Subsidiaries.

               (h) No Infringement by the Company. To the knowledge of the Company and its Subsidiaries, none of the products manufactured, marketed, used, sold or licensed by the Company or its Subsidiaries, and none of the Intellectual Property used by the Company or its Subsidiaries in the conduct of the Company's or its Subsidiaries' businesses as currently conducted, infringes upon, violates or constitutes the unauthorized use of any valid and enforceable rights owned or controlled by any third party.

               (i) No Pending or Threatened Infringement Claims. No litigation to which the Company is a party is now pending and, to the knowledge of the Company and its Subsidiaries, no notice or other claim in writing has been received by the Company or any of its Subsidiaries within the one (1) year prior to the date of this Agreement, (i) alleging that the Company or any of its Subsidiaries has engaged in any activity or conduct that infringes upon, violates or constitutes the unauthorized use of the Intellectual Property rights of any third party or (ii) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by or exclusively licensed to or by the Company. To the knowledge of the Company and its Subsidiaries, no Intellectual Property (y) that is owned by the Company or any of its Subsidiaries is subject to any outstanding order, judgment, decree, stipulation or agreement materially restricting the use, sale, transfer, assignment or licensing thereof by the Company or any such Subsidiary, except as may be specifically provided in any such Outbound License Agreement or other Licenses, or (z) that is the subject of an Inbound License Agreement is, to the knowledge of the Company and its Subsidiaries, subject to any outstanding judgment, decree, stipulation or agreement materially restricting the use, sale, transfer, assignment or licensing thereof by the Company or any of its Subsidiaries, except as provided in the Inbound License Agreements or other Licenses.

               (j) No Infringement by Third Parties. To the knowledge of the Company and its Subsidiaries, no third party is misappropriating, infringing, diluting or violating any Intellectual Property owned by the Company or any of its Subsidiaries, and no such claims have been brought against any third party by the Company or any of its Subsidiaries.

               (k) Assignment; Change of Control. The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, will not result in the loss or impairment of, or give rise to any right of any third party to terminate or materially alter, any of the Company's or any of its Subsidiaries' material rights to own any of its Intellectual Property or their respective material rights under any Inbound License Agreement or Outbound License Agreement, nor require the consent of any Governmental Authority or third party in respect of any such Intellectual Property.

        3.19 Employment Matters.

               (a) The Company and each of its Subsidiaries are in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. The Company and each of its Subsidiaries have withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to employees, and neither the Company nor any of its Subsidiaries is liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Neither the Company nor any of its Subsidiaries is liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice). There is no pending claim against the Company or any of its Subsidiaries under
(i) any workers compensation plan or policy or (ii) for long-term disability benefits. There is no controversy pending or, to the knowledge of the Company and its Subsidiaries, threatened, between the Company or any of its Subsidiaries, on the one hand, and any of their respective employees, on the other hand, which controversies have resulted, or could reasonably be expected to result, in an action, suit, proceeding, claim, arbitration or investigation before any agency, court or tribunal, foreign or domestic. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract. To the knowledge of the Company and its Subsidiaries, no employees of the Company or any of its Subsidiaries are in violation of any term of any material employment contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or a Subsidiary of the Company because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others. No employee of the Company or any of its Subsidiaries have given written notice to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is otherwise aware, that any such employee intends to terminate his or her employment with the Company or any of its Subsidiaries.

               (b) Section 3.19(b) of the Company Disclosure Schedule lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits paid or payable (in cash or otherwise), the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of the Company or any of its Subsidiaries whose annual compensation exceeded (or, in 2002, is expected to exceed) one hundred thousand dollars ($100,000).

               (c) All officers, employees and consultants of the Company and each of its Subsidiaries have signed proprietary rights and confidentiality agreements in substantially the form set forth in Section 3.19(c) of the Company Disclosure Schedule.

        3.20 Compliance with Laws. The Company and each of its Subsidiaries are in compliance in all material respects with, and have not violated in any material respect any applicable material law, rule or regulation of any United States federal, state, local, or foreign Governmental Entity applicable to the Company or any of its Subsidiaries, and no notice, charge, claim, action or assertion has been received by the Company or any of its Subsidiaries or has been filed, commenced or, to the knowledge of the Company and its Subsidiaries, threatened against the Company or any of its Subsidiaries alleging any such violation. All licenses, permits and approvals required under such laws, rules and regulations are in full force and effect except where the failure to be in full force and effect would not reasonably be expected to result in a Company Material Adverse Effect.

        3.21 Contracts and Commitments.

               (a) Except for agreements, contracts and commitments filed as exhibits to the Company SEC Documents, neither the Company nor any of its Subsidiaries has any agreements, contracts and commitments which are material to the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole.

               (b) No purchase contract or commitment of the Company or any of its Subsidiaries continues for a period of more than twelve (12) months or is in excess of the normal, ordinary and usual requirements of business.

               (c) Neither the Company nor any of its Subsidiaries has any outstanding contracts with any officer, employee, agent, consultant, advisor, salesperson, sales representative, distributor or dealer that is not cancelable by it on notice of not longer than thirty (30) days and without liability, penalty or premium or any agreement or arrangement providing for the payment of any material bonus or commission based on sales or earnings.

               (d) Neither the Company nor any of its Subsidiaries has any employment agreement, or any other similar agreement that contains any severance or termination pay liabilities or obligations.

               (e) Neither the Company nor any of its Subsidiaries is in material default, nor is there any known basis for any valid claim of material default, under any agreement, contract or commitment which is material to the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole.

               (f) Neither the Company nor any of its Subsidiaries is restricted by agreement from carrying on its business anywhere in the world.

               (g) Neither the Company nor any of its Subsidiaries has any debt obligation for borrowed money, including any guarantee of or agreement to acquire any such debt obligation of others.

               (h) Neither the Company nor any of its Subsidiaries has any outstanding loan to any Person other than to the Company or a wholly-owned Subsidiary of the Company.

               (i) Neither the Company nor any of its Subsidiaries has any power of attorney outstanding or any obligation or liability (whether absolute, accrued, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person, corporation, partnership, joint venture, association, organization or other entity.

        3.22 Regulatory Compliance.

               (a) The Company and its Subsidiaries, and to the Company's knowledge the Company's agents are in material compliance with all statutes, rules and regulations of any Regulatory Authority with respect to the evaluation, testing, manufacturing, distributing and marketing of each of their products, in whatever stage of development, to the extent that the same are applicable to the Company's and its Subsidiary's business as it is currently conducted and proposed to be conducted in applications heretofore filed with Regulatory Authorities, including but not limited to those relating to investigational use, premarket clearance, current "Good Manufacturing Practices", current "Good Laboratory Practices", current "Good Clinical Practices" labeling, advertising, record keeping, reporting of adverse events, filing of reports and security.

               (b) Section 3.22(b) of the Company Disclosure Schedule sets forth a true, complete and accurate list of the products that are currently being, developed, tested, manufactured, marketed, distributed, sold or licensed in or out by the Company or its Subsidiary as of the date of this Agreement.

               (c) Section 3.22(c) of the Company Disclosure Schedule sets forth a true, complete and accurate list of each of the Company's and its Subsidiary's pending and approved New Drug Applications ("NDAs"), Investigational New Drug Applications ("INDs") and similar state and foreign regulatory filings as of the date of this Agreement. True and complete copies of such NDAs, INDs and similar regulatory filings, including all supplements, amendments, and annual reports, have heretofore been made available to the Investors. True and complete copies of all correspondence from the FDA, and similar state and foreign Regulatory Authorities, and the Company's and its Subsidiary's responses have heretofore been made available to the Investors. As to each drug for which such an application has been approved or become effective, Company and its Subsidiaries are in substantial compliance with 21 U.S.C. Section 355 or 21 C.F.R. Parts 312, and 314 et seq., respectively, and similar state and foreign laws and regulations and all terms and conditions of such applications. As to each such drug, the Company and its Subsidiaries, and their respective officers, employees, agents and representatives have included in the application for such drug, where required, the certification described in 21 U.S.C. Section 335a(k)(1) and any similar state and foreign law and regulation and the list described in 21 U.S.C. Section 335a(k)(2) and any similar state and foreign law and regulation, and such certification and such list was in each case true and accurate when made and remained true, complete and accurate thereafter. In addition, the Company and its Subsidiaries are in substantial compliance with all applicable registration and listing requirements set forth in 21 U.S.C.
Section 360 and 21 C.F.R. Part 207 and all similar state and foreign laws and regulations.

               (d) Section 3.22(d)(i) of the Company Disclosure Schedule sets forth a true, complete and accurate list of (A) Form 483s, (B) Notices of Adverse Findings and (C) warning letters or other correspondence from the FDA and other Regulatory Authorities in which the FDA or any such authority asserted that the operations of the Company or its Subsidiary may not be in compliance with applicable laws, regulations, orders, judgments or decrees, in each case received by the Company or its Subsidiary from the FDA or any such authority and the response of the Company and/or its Subsidiary to the FDA and/or any such authority to such notices from the FDA and/or any such authority. True and complete copies of such Form 483s, Notices of Adverse Findings, warning letters and other correspondence and the Company's and/or its Subsidiary's responses have heretofore been made available to the Investors. Except as set forth in
Section 3.22(d)(ii) of the Company Disclosure Schedule, all operations of the Company and its Subsidiaries have been and are being conducted in substantial compliance with all FDA requirements as summarized in Section 3.22(a) above.

               (e) The Company has provided to the Investors all Adverse Reaction Reports filed by the Company or any of its Subsidiaries with all Regulatory Authorities with respect to its Phase II and Phase III studies.
Section 3.22(e) of the Company Disclosure Schedule sets forth all such Adverse Reaction Reports filed with Regulatory Authorities.

               (f) Neither the Company nor any of its Subsidiaries, nor any officer, employee or agent of the Company or any of its Subsidiaries has made an untrue statement of a material fact or fraudulent statement to the FDA or any other Regulatory Authority or other Governmental Entity, failed to disclose a material fact required to be disclosed to the FDA or any other Regulatory Authority or other Governmental Entity, or committed an act, made a statement, or failed to make a statement that, at the time such disclosure was made, could reasonably be expected to provide a basis for the FDA or any other Regulatory Authority or other Governmental Entity to invoke its policy respecting Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or any similar policy. Neither the Company nor any of its Subsidiaries, nor any officer, employee or agent of the Company or any of its Subsidiaries, has been convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. Section 335a(a) or any similar state or foreign law or regulation or for which debarment is authorized by 21 U.S.C. Section 335a(b) or any similar state or foreign law or regulation.

               (g) Except as disclosed in the Company's SEC Filings, neither the Company nor any of its Subsidiaries has received any written notice that the FDA or any other Regulatory Authority or other Governmental Entity has commenced, or threatened in writing to initiate, any action to withdraw its approval or request the recall of any product of the Company or any of its Subsidiaries, or commenced, or overtly threatened to initiate, any action to enjoin production at any facility of the Company or any of its Subsidiaries.

               (h) The Company and its Subsidiaries are, and have at all times been, in substantial compliance with the Medicare Anti-Kickback Statute, 42 U.S.C. Section 1320a-7b(b), and implementing regulations codified at 42 C.F.R. Section 1001 and with all similar state and foreign laws and regulations.

        3.23 Studies. The clinical, preclinical, safety and other studies and tests conducted by or on behalf of or sponsored by the Company or any of its Subsidiaries or in which the Company or any of its Subsidiaries or the Company's or its Subsidiary's products or product candidates under development have participated, were and, if still pending, are being conducted in material compliance with standard medical and scientific research procedures. The Company and its Subsidiaries have operated within, and currently are in material compliance with, all applicable rules, regulations and policies of the FDA and other Regulatory Authorities. Neither the Company nor any of its Subsidiaries has received any notices or other correspondence from the FDA, other Regulatory Authorities, or any other Governmental Entity requiring the termination, suspension or modification of any clinical, pre-clinical, safety or other studies or tests.

        3.24 Rights Agreement; Delaware 203 Approval. The Company has taken all action which may be necessary under the Rights Agreement, so that the execution of this Agreement and any amendments thereto by the parties hereto and the consummation of each of the Transactions shall not cause (i) any Investor or group of Investors to become an Acquiring Person (as defined in the Rights Agreement) or (ii) a Distribution Date, a Share Acquisition Date or a Trigger Event (as such terms are defined in the Rights Agreement) to occur. Prior to the date of this Agreement, the Company's board of directors, at a meeting duly called and held, has (a) determined that each of the Bridge Loan Agreement, the Agreement, the Warrants, and the Transactions are fair to, advisable and in the best interests of the Company and the stockholders of the Company, (b) approved the Transactions, and (c) resolved to recommend that the stockholders of the Company approve the issuance of Common Shares and Warrants pursuant to this Agreement , and shares of Common Stock upon conversion of the Bridge Notes and exercise of the Bridge Warrants pursuant to the Bridge Loan Agreement. The action taken by the Company's board of directors constitutes approval of the Transactions by the Company's board of directors under the provisions of Section 203 of the DGCL such that Section 203 of the DGCL does not apply to this Agreement or the Transactions, and such approval has not been amended, rescinded or modified. No other state takeover, antitakeover, moratorium, fair price, interested stockholder, business combination or similar statute or rule is applicable to the Transactions. If any state takeover statute other than Section 203 of the DGCL becomes or is deemed to become applicable to this Agreement or the Transactions, the Company shall (and shall cause each of its applicable Subsidiaries to) take all reasonable action necessary to render such statute inapplicable to all of the foregoing. On or prior to the date of this Agreement,
(i) each of the Resigning Directors has submitted written resignations from the boards of directors of the Company and its Subsidiaries and all committees thereof, effective as of, and subject only to the occurrence of, the Closing, and (ii) the Company's board of directors has appointed to the Company's board of directors the Sprout Designees and the IGC Designee, effective immediately following, and subject only to the occurrence of, the Closing and the effectiveness of the resignations of their respective predecessors (the "Board Consent"), a copy of each such resignation and the Board Consent having been delivered to the Investors and their counsel. The Chief Executive Officer of the Company and the Sanderling Designee are members of the Company's Board of Directors.

        3.25 Absence of Questionable Payments. Neither the Company nor any of its Subsidiaries nor to the Company's knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has used any corporate or other funds for any unlawful contribution, payment, gift, or entertainment, or made any unlawful expenditure relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any current director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has accepted or received any unlawful contribution, payment, gift or expenditure. The Company and each of its Subsidiaries which is required to file reports pursuant to
Section 12 or 15(d) of the Exchange Act is in compliance with the provisions of
Section 13(b) of the Exchange Act.

        3.26 Insider Interests. To the Company's knowledge, no executive officer or director of the Company or any of its Subsidiaries has any material interest in any material property, real or personal, tangible or intangible, including any invention, patent, trademark or trade name, used in or pertaining to the business of the Company or any of its Subsidiaries.

        3.27 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the Transactions except for amounts paid or payable to the Financial Advisor. All terms of the Company's arrangements with the Financial Advisor have been disclosed to the Investors in the engagement letters by and between the Company and the Financial Advisor dated January 16, 2002 (as amended as of May 21, 2002) and July 8, 2002, and the Settlement Agreement and Mutual Release dated September 18, 2002.


                                    Section 4

           Representations, Warranties and Covenants of the Investors

        Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

        4.1 Authorization. (i) Such Investor has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Common Shares and Warrant to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of such Investor, enforceable in accordance with its terms, except (A) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (B) as limited by equitable principles generally.

        4.2 Investment Experience. Such Investor is an "Accredited Investor" as defined in Rule 501(A) under the Securities Act. Such Investor is aware of the Company's business affairs and financial condition and has had access to due diligence information, and the opportunity to ask questions of, and receive answers from, representatives of the Company, in each case concerning the finances, operations, and business of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Shares and Warrant. Such Investor has such sophistication, knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investing in the Company, and has the ability to bear the economic risks of investing in the Company, including a complete loss of such investment.

        4.3 Investment Intent. Such Investor is purchasing the Common Shares and the Warrant for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Such Investor understands that its acquisition of the Common Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Investor's investment intent as expressed herein. Such Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Shares and the Warrant, except in compliance with the terms of this Agreement and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

        4.4 Registration or Exemption Requirements. Such Investor further acknowledges and understands that the Common Shares and the Warrant may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Such Investor understands that the Warrant and the certificate(s) evidencing the Common Shares will be imprinted with a legend that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) except as otherwise provided in Section 2.3(c), if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

        4.5 No Legal, Tax or Investment Advice. Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase of the Common Shares or the Warrant constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares and the Warrant.


                                    Section 5

                     Conditions to Closing of the Investors

        5.1 Conditions to Investors' Obligations at the Closing. The obligation of each Investor to purchase the Common Shares and Warrant at the Closing under this Agreement is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived, subject to Section 9.1 herein, in whole or in part by Consent of the Investors:

               (a) Representations and Warranties True. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all respects as of the date hereof and at and as of the Closing with the same force and effect as if they had been made on and as of said date (other than representations and warranties made specifically with reference to a particular date, which shall have been true and correct in all respects as of such date), except in each case, or in the aggregate, where the failure to be true and correct (disregarding any additional materiality "baskets" contained therein) does not constitute a Company Material Adverse Effect.

               (b) Covenants. Each covenant, agreement and condition contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

               (c) Compliance with Laws. The purchase of the Common Shares and Warrant by each Investor hereunder shall be legally permitted by all laws and regulations to which each Investor or the Company is subject.

               (d) Director Resignations. Such incumbent directors shall have submitted written resignations from the board of directors and all committees thereof, effective as of the Closing (the "Resigning Directors"), as are necessary to (i) result in three vacancies on the Company's board of directors immediately after the Closing and (ii) permit the following designees to the Company's board of directors to take or hold office pursuant to Section 7.6: (i) the Sprout Designees, one of which shall be a Class II Director; (ii) the Sanderling Designee, as a Class III Director; and (iii) the IGC Designee, as a Class I Director.

               (e) Board of Directors Designees. The Company's board of directors (which shall have nine authorized directors as of the Closing) shall have appointed, effective as of the Closing and subject to the resignations set forth in Section 5.1(d) above, the Sprout Designees, the Sanderling Designee, and the IGC Designee as members of the Company's board of directors and one Sprout Designee and one IGC Designee to the compensation committee (which shall have a total of three members), and one Sprout Designee, one IGC Designee, and one Sanderling Designee to the nominating committee (which shall have a total of three members), and each of such appointments shall be in full force and effect and shall not have been amended, modified or rescinded, either directly or indirectly.

               (f) Stockholder Approval. Stockholder Approval has been obtained.

               (g) Opinion of the Company's Counsel. Each Investor shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, an opinion letter addressed to each Investor in the form attached as Exhibit C dated as of the Closing Date.

               (h) Amended Certificate of Incorporation. The Company shall have filed the amendment and restatement of its amended and restated certificate of incorporation in effect as of the date of this Agreement with the Secretary of State of the State of Delaware in substantially the form of Exhibit D hereto (the "Restated Certificate"); provided, however, the Company and each Investor agree and acknowledge that the Restated Certificate will not include (and this closing condition shall not apply to) the amendment providing for action by written consent of the stockholders in lieu of a meeting if Stockholder Approval is not obtained with respect to such provision.

               (i) AcSentient Amendment. AcSentient, Inc ("AcSentient") shall have executed an amendment to the Asset Purchase and Sale Agreement, by and between AcSentient and the Company, dated as of May 3, 2002 (the "AcSentient Agreement"), which provides that the number of shares of Common Stock issuable to AcSentient under the AcSentient Agreement shall be proportionately adjusted for any stock split of the Company, including the Reserve Stock Split, and such amendment shall be in full force and effect and no term thereof shall have been amended, modified or waived, either directly or indirectly.

               (j) No Company Material Adverse Effect. No event has occurred that has resulted in any Company Material Adverse Effect.

                                    Section 6

                      Conditions to Company's Obligations.

        6.1 Conditions to Company's Obligations at the Closing. The Company's obligation to sell and issue the Common Shares and Warrants at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived in whole or in part by the Company:

               (a) Representations and Warranties True. The representations and warranties made by each Investor in Section 4 hereof shall be true and correct in all material respects (disregarding any additional materiality "baskets" contained therein) at and as of the Closing with the same force and effect as if they had been made on and as of the same date (other than representations and warranties made specifically with reference to a particular date, which shall have been true and correct in all material respects as of such date).

               (b) Stockholder Approval. Stockholder Approval has been obtained.

               (c) Compliance with all Laws. At the Closing, the purchase of the Common Shares and the Warrants by the Investors hereunder shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

                                    Section 7

                            Covenants of the Company

        7.1 Registration Rights. The Investors shall have the following registration rights:

               (a)  Shelf Registration.

                      (i) Bridge Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than the earlier to occur of (A) fifteen (15) days after the termination of this Agreement pursuant to Section 8 herein and (B) sixty
(60) days prior to the expiration of the Lock-Up Period, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time of the Bridge Registrable Securities (the "Bridge Registration Statement") by Investors holding such securities (the "Bridge Investors"). The Bridge Registration Statement shall be on an appropriate form permitting registration of such Bridge Registrable Securities for resale by such Bridge Investors in accordance with the methods of distribution elected by the Bridge Investors and set forth in the Bridge Registration Statement. The Company shall use its best efforts to cause the Bridge Registration Statement to be declared effective under the Securities Act no later than five (5) Business Days after receipt of notice of "no review" by the SEC or ninety (90) days from the initial filing of such Bridge Registration Statement in the event of SEC review, and to keep such Bridge Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date of the Bridge Loan Agreement and (B) the date that no Bridge Investor, or any Affiliate of such Bridge Investor, is an Affiliate of the Company, and (ii) such date as all securities registered on such Bridge Registration Statement have been resold (the earlier to occur of (i) and (ii) is the "Bridge Effectiveness Termination Date"); provided, however, that the Company may suspend sales of Common Stock pursuant to such Bridge Registration Statement for a period of not more than forty-five (45) days in the aggregate in the event it determines in good faith that such Bridge Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided further and subject to the provisions of this Section 7.1(a)(i), the Company shall promptly amend such Bridge Registration Statement in order to correct any untrue statement and/or ensure that such Bridge Registration Statement is not misleading. At the time the Bridge Registration Statement is declared effective, each Bridge Investor shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Bridge Investor to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

                      (ii) PIPE Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than sixty (60) days prior to the expiration of the Lock-Up Period, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of the PIPE Registrable Securities (the "PIPE Registration Statement"). The PIPE Registration Statement shall be on an appropriate form permitting registration of such securities for resale by such Investors in accordance with the methods of distribution elected by the Investors and set forth in the PIPE Registration Statement. The Company shall use its best efforts to cause the PIPE Registration Statement to be declared effective under the Securities Act no later than five (5) Business Days after receipt of notice of "no review" by the SEC or ninety (90) days from the initial filing of such PIPE Registration Statement in the event of SEC review, and to keep such PIPE Registration Statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the Closing Date and (B) the date that no Investor, or any Affiliate of such Investor, is an Affiliate of the Company, and (ii) such date as all securities registered on such PIPE Registration Statement have been resold (the earlier to occur of (i) and (ii) is the "PIPE Effectiveness Termination Date"); provided, however, that the Company may suspend sales of Common Stock pursuant to such PIPE Registration Statement for a period of not more than forty-five (45) days in the aggregate in the event it determines in good faith that such PIPE Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided further and subject to the provisions of this Section 7.1(a)(ii), the Company shall promptly amend such PIPE Registration Statement in order to correct any untrue statement and/or ensure that such PIPE Registration Statement is not misleading. At the time the PIPE Registration Statement is declared effective, each Investor shall be named as a selling securityholder in the PIPE Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

                      (iii) If a Registration Statement ceases to be effective for any reason at any time prior to the applicable Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                      (iv) The Company shall supplement and amend a Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by Consent of the Investors.

                      (v) Each Investor agrees that if such Investor wishes to sell securities pursuant to a Registration Statement, it will do so only in accordance with this Agreement.

               (b) Expenses of Registration. All Registration Expenses incurred in connection with the registrations pursuant to Section 7.1(a) shall be borne by the Company. "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 7.1(a) hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of Investor Counsel, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses (as defined hereinafter). All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investors. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities.

        (c) Registration Procedures. In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 7.1, the Company will keep the Investors advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                      (i) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                      (ii) Furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                      (iii) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                      (iv) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                      (v) Notify immediately each Investor holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading;

                      (vi) Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included;

                      (vii) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                      (viii) Use its best efforts to furnish, at the request of any Investor requesting registration of Registrable Securities pursuant to this
Section 7.1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7.1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Investors), addressed to the underwriters, if any, and to the Investors, and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Investors), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

                      (ix) The Company shall reasonably cooperate with legal counsel selected by Consent of the Investors ("Investor Counsel"), which Investor Counsel shall be Brobeck Phleger & Harrison LLP, in performing the Company's obligations under this Section 7.1 and shall: (A) permit Investor Counsel to review and comment upon any offering pursuant to this Section 7.1 and to review and comment upon (1) the Bridge Registration Statement and the PIPE Registration Statement prior to its filing with the SEC and (2) all amendments and supplements thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC; and (B) furnish to Investor Counsel, without charge, (1) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (2) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, and (3) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided that the Company will only be responsible for reasonable fees and expenses pursuant to this
Section 7.1(c)(ix).

               (d) Indemnification.

                      (i) The Company will indemnify each Investor, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such Investor within the meaning of the Securities Act, (collectively, the "Investors' Agents") with respect to which registration, qualification or compliance has been effected pursuant to this Section 7.1, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Investor, and each Investors' Agent, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished in writing by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

                      (ii) Each Investor will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, any underwriter, and each other Investor, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, and officers, control persons, underwriter and each other Investor for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; provided, however, that the indemnity agreement provided in this Section 7.1(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Investor, which consent shall not be unreasonably withheld. In no event shall an Investor's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                      (iii) Each party entitled to indemnification under this
Section 7.1(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7.1(d), but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                      (iv) If the indemnification provided for in this Section 7.1(d) is held to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an Investor under this Section 7.1(d) exceed the net proceeds from the offering received by such Investor. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                      (v) The obligations of the Company and each Investor under this Section 7.1 shall survive the completion of any offering of the Registrable Securities in a Registration Statement under this Section 7.1, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

               (e) Information by the Investor. Each Investor shall furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.1.

               (f) Termination of Registration Rights. All rights and obligations provided for in this Section 7.1 (except for in Section 7.1(d), which rights and obligations shall survive) shall terminate on the date on which the Company has no obligation to maintain the effectiveness of either the Bridge Registration Statement or the PIPE Registration Statement.

        7.2 Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act ("SEC Rule 144")and any other rule or regulation of the SEC that may at any time permit Investors to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) use its best efforts to take such action as is necessary to enable the Investors to utilize Form S-3 for the sale of their Registrable Securities;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        7.3 Assignment of Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 7.1 may be assigned by an Investor only to an Affiliate of such Investor. In the event of such assignment, the transferee shall furnish the Company written notice of such assignment and agree in writing to be bound by the obligations of such Investor under this Agreement.

        7.4 Stockholders' Meeting. The Company shall, in accordance with the laws of the State of Delaware and the Company's certificate of incorporation and bylaws, use its best efforts to convene a meeting of holders of Common Stock (the "Stockholders' Meeting") within 21 days (or such other time period that is mutually agreed to by the consent of the Company and Consent of the Investors) after the Proxy Statement is declared effective, to consider and vote upon giving Stockholder Approval. Subject to fiduciary obligations under applicable law, the board of directors of the Company shall recommend such Stockholder Approval, shall not withdraw or modify such recommendation and shall solicit such Stockholder Approval. Without limiting the generality of the foregoing, if the board of directors of the Company withdraws or modifies its recommendation, the Company shall nonetheless cause the Stockholders' Meeting to be convened and a vote to be taken, and the board of directors may communicate to the Company's stockholders its basis for such withdrawal or modification.

        7.5 Proxy Statement.

               (a) Not later than September 26, 2002, the Company shall prepare and file with the SEC a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the SEC (the "Proxy Statement") to solicit Stockholder Approval. The Company shall use its best efforts to have the Proxy Statement declared effective under the Exchange Act as promptly as reasonably practicable after such filing, and promptly mail the Proxy Statement to the stockholders of the Company.

               (b) The Company shall keep the Investors apprised of the status of matters relating to the Proxy Statement and the Stockholders' Meeting, including promptly furnishing the Investors and their counsel with copies of notices or other communications related to the Proxy Statement, the Stockholders' Meeting or the Transactions received by the Company from the SEC or Nasdaq.

        7.6 Election of Directors.

               (a) The Company will use its best efforts to cause, at the Closing, (i) two (2) persons designated by Sprout (each a "Sprout Designee") to be appointed members of the board of directors of the Company, one of whom shall serve as a Class II Director, and (ii) each of the compensation committee and the nominating committee to have one (1) of the Sprout Designees as a member. For so long as the funds managed or advised by Sprout Group (collectively, "Sprout") hold at least 11,000,000 shares of Common Stock (as adjusted by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise, including, without limitation, the Reverse Stock Split) purchased by Sprout pursuant to the Transactions, the Company shall use its best efforts to cause (i) both of the Sprout Designees to be nominated and elected to the board of directors of the Company in any election of directors, and (ii) if any of the Sprout Designees who has been elected to the board of directors of the Company shall cease for any reason to be a member of the board of directors of the Company during such person's term as a director, then the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by Sprout, and such designee shall be a Sprout Designee for purposes of this Agreement. For so long as Sprout holds at least 5,500,000 shares of Common Stock (as adjusted by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise, including, without limitation, the Reverse Stock Split) purchased by Sprout pursuant to the Transactions, the Company shall use its best efforts to cause (i) one of the Sprout Designees to be nominated and elected to the board of directors of the Company in any election of directors, and (ii) if the Sprout Designee who has been elected to the board of directors of the Company shall cease for any reason to be a member of the board of directors of the Company during such person's term as a director, then the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by Sprout, and such designee shall be the Sprout Designee for purposes of this Agreement. For so long as any Sprout Designee remains a member of the board of directors, then the compensation committee, the nominating committee and any committee that exercises substantial control over the Company or its operations will include a Sprout Designee.

               (b) The Company shall use its best efforts to cause, at the Closing, (i) one (1) person designated by IGC (the "IGC Designee") to be appointed a member of the board of directors, to serve as a Class I Director, and (ii) such IGC Designee to be a member of the nominating committee and the compensation committee. For so long as the funds managed or advised by Investor Growth Capital (collectively, "IGC") hold at least 5,500,000 shares of Common Stock (as adjusted by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise, including, without limitation, the Reverse Stock Split) purchased by IGC pursuant to the Transactions, the Company shall use its best efforts to cause (i) an IGC Designee to be nominated and elected to the board of directors of the Company in any election of directors, and (ii) if an IGC Designee who has been so elected to the board of directors of the Company shall cease for any reason to be a member of the board of directors of the Company during such person's term as a director, then the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by IGC, and such designee shall be the IGC Designee for purposes of this Agreement. For so long as an IGC Designee remains a member of the board of directors, the Company shall use its best efforts to appoint such IGC Designee to be a member of the compensation committee, the nominating committee and any committee of the board of directors that exercises substantial control over the Company or its operations will include the IGC Designee.

               (c) The Company will use its best efforts to cause, at the Closing, (i) one (1) person designated by Sanderling (the "Sanderling Designee") to be appointed a member of the board of directors of the Company, to serve as a Class III Director, and (ii) such Sanderling Designee to be a member of the nominating committee. For so long as the funds managed or advised by Sanderling Venture Partners (collectively, "Sanderling") hold at least 5,500,000 shares of Common Stock (as adjusted by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise, including, without limitation, the Reverse Stock Split) purchased by Sanderling pursuant to the Transactions,
(i) the Company shall use its best efforts to cause the Sanderling Designee to be nominated and elected to the board of directors of the Company in any election of directors, and (ii) if a Sanderling Designee who has been so elected to the board of directors of the Company shall cease for any reason to be a member of the board of directors of the Company, then the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by Sanderling, and such designee shall be the Sanderling Designee for purposes of this Agreement. For so long as a Sanderling Designee remains on the board of directors of the Company, the compensation committee and any committee exercising substantial control over the Company or its operations shall include a Sanderling Designee.

               (d) The board of directors of the Company immediately following the Closing will have three vacancies and six members for a total of nine authorized directors.

        7.7 Nasdaq Listing. The Company shall file a listing application with Nasdaq for the Registrable Securities held by the Investors and use its best efforts to maintain the listing of its Common Stock on Nasdaq (or a comparable system then in use) or the New York Stock Exchange or other national exchange for a period of not less than three years from the date of issuance.

        7.8 Purchase in Event of No Stockholder Approval.

               (a) In the event that Stockholder Approval is not obtained by November 18, 2002 (the "Non-Approval Event"), then (i) at any time during the period from the Non-Approval Event to December 31, 2002 (the "Final Date"), the Investors may, at their option, purchase from the Company, and the Company shall sell to such Investors, each such Investor's Pro Rata Portion of the maximum number of shares of Common Stock permitted without violating NASD Rules, and
(ii) promptly after the Non-Approval Event, the Company shall apply to Nasdaq for, and shall use its best efforts to obtain from Nasdaq, permission to sell to the Investors the maximum additional number of shares of Common Stock permitted without violating any applicable NASD Rule, including by exemption under NASD Rule 4350(i)(2), through any of the following or combination thereof: (w) conversion of the Bridge Notes, (x) the exercise of Bridge Warrants, (y) the sale and purchase of Common Stock for cash on the terms set forth herein, or (z) the issuance and exercise of Warrants on the terms set forth herein.

               (b) If Nasdaq permits the purchase and sale of additional shares of Common Stock, then at any time during the period from such Nasdaq permission to the Final Date, the Investors may, at their option, purchase from the Company, and the Company shall sell to the Investors, each such Investor's Pro Rata Portion (as defined below) of the maximum number of additional shares of Common Stock so permitted. Each Investor shall also have a right of over-allotment such that if any Investor fails to fully exercise its right hereunder to purchase its Pro Rata Portion of the shares of Common Stock the Company is permitted to sell as set forth in Section 7.8(a) above, each of the other Investors may purchase on a pro rata basis, subject to any applicable NASD Rule, the portion of such non-purchasing Investor's Pro Rata Portion of such shares of Common Stock (the "Remaining Share"). "Pro Rata Portion" for purposes of this Section 7.8 is the ratio of (x) the number of Common Shares issued or issuable to such Investor pursuant to Section 2.1 herein and pursuant to full conversion of such Investor's Bridge Notes and full exercise of such Investor's Bridge Warrants, and Warrants, to (y) the total number of Common Shares issued or issuable to all Investors pursuant to Section 2.1 herein and pursuant to full conversion of all Investors' Bridge Notes and full exercise of all Investors' Bridge Warrants and Warrants. In the event the Company undertakes an issuance of Common Stock pursuant to this Section 7.8, it shall provide written notice to each Investor of (i) the total number of shares of Common Stock it is permitted to sell and (ii) each Investor's Pro Rata Portion of the offering. The Investors shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase shares of Common Stock by giving written notice to the Company and stating therein the quantity of Common Stock to be purchased. The Investors shall specify in its notification to the Company whether, and the extent to which, it also elects to purchase any Investor's Remaining Share.

        7.9 Financial Results. On the fifth Business Day of each month, the Company shall provide to each Investor a report as to the Company's actual consolidated financial results for the prior month with respect to (i) the aggregate balance of cash and cash equivalents of the Company and its Subsidiaries as of the end of such prior month and the projected aggregate balance of cash and cash equivalents of the Company and its Subsidiaries at the end of such period and (ii) the actual expenses of the Company and its Subsidiaries for such period versus the projected expenses of the Company and its Subsidiaries for such period. The projected cash balance and the projected expenses shall be determined by reference to the forecasts provided by the Company to each Investor on September 16, 2002 (the "FORECAST," a copy of which is attached to each Bridge Note). The Company shall give each Investor prompt written notice of any known material deviation from the Forecast. The Company shall not permit (i) its actual expenses for any month to exceed the projected expenses for such period (as set forth in the Forecast) by $100,000 or more or
(ii) its actual balance of cash and cash equivalents at the end of any month to be less than the projected balance of cash and cash equivalents (as set forth in the Forecast) by more than $100,000. Expenses and cash and cash equivalents shall be determined in accordance with GAAP consistently applied.

        7.10 Lock-Up. The Company shall use reasonable efforts to enter into an agreement, and shall not amend, modify or waive, either directly or indirectly, any term thereof, with each officer and director of the Company, each Person holding 5% or more of the Fully Diluted Shares as of the date hereof or as of the Closing, and each Investor (each such officer, director, Person and Investor being a "Holder"), prior to the Closing Date, which agreement shall provide that each such Holder shall not, directly or indirectly sell, offer to sell, contract to sell (including any short sale), grant any option to purchase or otherwise transfer, dispose of or decrease its beneficial interest in (other than to donees, distributees and Affiliates who agree to be similarly bound) any securities of the Company held by it for a period of 180 days following the Closing Date (the "Lock-Up Period").

        7.11 D&O Insurance. Promptly following the date hereof and prior to the Appointment Time, the Company shall take all reasonable actions required to cause each director appointed or elected to the Company's board of directors pursuant to Section 7.6 to be fully covered by the Company's existing directors' and officers' liability insurance, to the same extent as the Company's directors as of the date hereof, effective automatically as of the Appointment Time and without further action by any director so appointed or elected.

        7.12 Indemnification Agreements. Promptly following the date hereof and prior to the Appointment Time, the Company shall execute indemnification agreements in substantially the form of Exhibit E attached hereto (the "Indemnification Agreements") with each Investor, each director appointed or elected to the Company's board of directors pursuant to Section 7.6, and each incumbent director in office as of the Appointment Time.

        7.13 Board of Directors; Powers; Committees. As of the Closing Date, the bylaws of the Company will have been amended in accordance with its terms, to provide the following:

               (a) The board of directors will have nine (9) members.

               (b) The board of directors shall have an audit committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and NASD Rules, and which shall consist of three (3) members of the board of directors.

               (c) The board of directors shall have a nominating committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and NASD Rules, and which shall consist of three (3) members of the board of directors. The duties of the nominating committee will include (i) recommending to the board of directors for approval pursuant to Section 7.13(e)(vii) herein, the hiring and termination of any executive officer of the Company, including the Chief Executive Officer and Chief Financial Officer, and (ii) nominating any new member of the board of directors.

               (d) The board of directors shall have a compensation committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and NASD Rules, and which shall consist of three (3) members of the board of directors. The duties of the compensation committee will include (i) authorizing the compensation of any executive officer, (ii) setting number of shares reserved under the Company's option pool, and (iii) setting employee compensation guidelines.

               (e) After the Closing, the Company will not, without the approval of a majority of the whole board of directors (i.e., a majority of the total number of directors then in office):

                      (i) Authorize, offer, sell, or issue any equity or debt securities of the Company or any Subsidiary of the Company.

                      (ii) Incur indebtedness for borrowed money or guarantee or act as a surety for any debt which individually or in the aggregate is in excess of One Million Dollars ($1,000,000).

                      (iii) Grant a security interest in assets of the Company or any Subsidiary of the Company which individually or in the aggregate have a value in excess of Five Hundred Thousand Dollars ($500,000).

                      (iv) Sell, lease, sublease, license or otherwise transfer any of the rights, title and interest in any material Company Intellectual Property or any Company Intellectual Property, whether or not material, relating to pharmaceuticals or biologics.

                      (v) Purchase, license or otherwise acquire any of the rights, title or interest in any material Intellectual Property of any third party relating to pharmaceuticals or biologics.

                      (vi) Approve any annual business plan or budget or any material revisions thereto.

                      (vii) Hire or terminate any executive officer of the Company, including the Chief Executive Officer and Chief Financial Officer.

        7.14 Board Observers. From the date of this Agreement until the Closing, a representative (who shall be acceptable to the Company in its reasonable judgment) of each of Sprout and IGC (each an "Observer"), shall have the right to attend all meetings of the board of directors of the Company in a nonvoting observer capacity, to receive notice of such meeting and to receive the information provided by the Company to the board of directors; provided, however, that the Company reserves the right to withhold any information and to exclude any Observer from any meeting or portion thereof (so long as the Company notifies such Observer of such withholding) if access to such information or attendance at such meeting would in the good faith determination of the board of directors (a) adversely affect the attorney-client privilege between the Company and its counsel or cause the board of directors to breach its fiduciary duties,
(b) result in a conflict of interest or potential conflict of interest with the Company, or (c) impair the Company's ability to enforce its rights under this Agreement or the Bridge Loan Agreement in any bona fide dispute with the Observer. The Company will use its best efforts to ensure that any withholding of information or any restriction on attendance is strictly limited only to the extent necessary set forth in the preceding sentence. Each Observer agrees to hold all information received pursuant to this Section 7.14 in confidence, to enter into a reasonable confidentiality agreement with the Company, and not to use or disclose any of such information to any third party, except to the extent such information is known, or when such information becomes known, to the public (other than as a result of a breach of this sentence by any Observer) (such non-public information, "Confidential Information"); provided, however, that an Observer may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals in connection with its or its Affiliates' investment in the Company, (ii) as may otherwise be required by law, provided that such Observer takes reasonable steps to minimize the extent of any such required disclosure, or (iii) to the extent necessary to enforce against the Company this Agreement or the other agreements contemplated hereby or executed herewith. The Company recognizes that certain of the Observers or their Affiliates are engaged in the business of providing venture capital financing and management advice to companies in which they invest (the "Venture Investors"), and that in their business the Venture Investors may seek to invest in and/or provide advice to companies that may be competitive with the Company. Accordingly, notwithstanding anything to the contrary in this Agreement, the Company understands and agrees that nothing in this Agreement will restrict the Venture Investors from investing or participating in the management of any business or entity which competes or may compete, directly or indirectly, with the Company so long as such Venture Investor does not disclose any Confidential Information to such business or entity or help or otherwise assist such business or entity to use such information in violation hereof. The Company further agrees that, provided a Venture Investor does not disclose Confidential Information to a third-party in violation hereof, such Venture Investor shall be free to use for internal use in its business any information it has obtained or will obtain from the Company; provided, however, that any recipient of such information is similarly restricted with respect to Confidential Information; and provided, further, such Venture Investor shall not disclose any such information to an officer, director, Affiliate, employee, or significant stockholder of any business or entity that competes or may reasonably be deemed to compete, directly or indirectly, with the Company.

        7.15 Indemnification. The Company will, to the fullest extent permitted by law, defend each Investor, and each of its Affiliates, directors, officers, agents and employees (the "Investor Indemnitees") or settle (provided that the Company will not agree to any settlement without the Investor Indemnitee's prior written consent, which consent shall not be unreasonably withheld) at the Company's expense any Action or Proceeding (as defined below) arising out of or in connection with a breach of any representations, warranties or covenants of the Company in this Agreement. The Company will indemnify and hold harmless the Investor Indemnitees from and against any and all damages, costs, liabilities and attorneys' fees, incurred in defending and/or resolving such Action or Proceeding; provided, that (i) the Company is promptly notified in writing of such Action or Proceeding (provided that any failure to deliver such notice will not relieve the Company of liability under this Section 7.15 except to the extent such failure is materially prejudicial to the Company's ability to defend such Action or Proceeding), (ii) the Company will have the sole control of the defense and/or settlement thereof (provided that, if representation of the Investor Indemnitees by counsel retained by the Company would be inappropriate due to any actual or potential differing interest between the Investor Indemnitee and the Company or any third party represented by such counsel, the Investor Indemnitees will have the right to retain one separate counsel, with reasonable fees and expenses to be paid by the Company), (iii) the Investor Indemnitees furnish to the Company, on request, information available to the Investor Indemnitees for such defense, (iv) the Investor Indemnitees reasonably cooperate in any defense and/or settlement thereof as long as the Company pays all of the Investor Indemnitees' reasonable out of pocket expenses and attorneys' fees; and (v) the Company shall have no indemnification obligations pursuant to this section until the aggregate amount of such damages, costs, liabilities and attorneys' fees with respect to all Investor Indemnitees exceeds $100,000 in the aggregate, in which case such Investor Indemnitee shall be entitled to recover the full amount of all costs, liabilities and attorneys' fees. The Investor Indemnitees will not admit any such Action or Proceeding or any allegations made in such Action or Proceeding without the prior written consent of the Company (which will not be unreasonably withheld). For purposes of this Agreement, an "Action or Proceeding" means any action, suit, litigation, proceeding, mediation, arbitration or investigation or audit by any Person.

        7.16 Operation of Business. The Company agrees that, between the date of this Agreement and the earlier of the termination of this Agreement and the Closing Date, except as expressly contemplated by any provision of this Agreement, (i) the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business consistent with past practice, and (ii) the Company shall use its commercially reasonable efforts to preserve its business organization intact, to keep available the services of its current officers and employees and to maintain its existing relations with suppliers, creditors, business partners and others having business dealings with the Company, to the end that the Company's goodwill and ongoing business shall be unimpaired at the Closing Date.

        7.17 No-Solicitation. Neither the Company nor any of its Subsidiaries or controlled Affiliates shall (and the Company shall direct the officers, directors, employees, representatives and agents, including investment bankers, attorneys and accountants (the "Representatives") of the Company, its Subsidiaries or controlled Affiliates, not to) directly or indirectly, solicit, engage in, or initiate (including by way of furnishing or disclosing non-public information) or take any action intended to facilitate or encourage any inquiries, negotiations, discussions, or the making of any proposals with respect to or concerning any Acquisition Proposal. Upon receipt of an Acquisition Proposal that the Board of Directors of the Company believes in good faith, following consultation with its outside financial and legal advisers, may require the Board of Directors of the Company, pursuant to its fiduciary duties under applicable law, to withdraw or modify its recommendation in favor of the Transactions, the Company shall be allowed to make one request for additional, solely clarifying information from the Person making the Acquisition Proposal for the sole purpose of determining whether to maintain, withdraw or modify its recommendation in favor of the Transactions (the "Clarifying Request"); provided that the Clarifying Request shall only be made in writing, and the Company shall, at the same time as the Clarifying Request is delivered to the Person making the Acquisition Proposal, provide a true, accurate, and complete copy of the Clarifying Request to the Investors and their counsel. Nothing herein shall be construed as permitting the Company or any of its Subsidiaries or controlled Affiliates (or any of its or their Representatives) to engage in negotiation or discussion with or to make any proposal to the Person making the Acquisition Proposal (or any of such Person's Representatives) regarding any Acquisition Proposal. For purposes of this section, "Acquisition Proposal" means any proposal or offer (a) from any Person other than the Investors or their Affiliates to acquire (i) all or substantially all of the business or properties of the Company or any of its Subsidiaries, or (ii) fifteen percent (15%) or more of the capital stock or other equity interests in the Company or any of its Subsidiaries, whether by sale of stock or assets, merger, consolidation, other business combination, tender offer or exchange offer, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company, any of its Subsidiaries, any division or operating or principal business unit of the Company or any of its Subsidiaries, on the one hand, and any other Person, on the other hand.

        7.18 Reasonable Efforts; Notification; Representations. Subject to the other terms and conditions of this Agreement, each of the parties to this Agreement shall use reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions contemplated by this Agreement. Each party to this Agreement shall give prompt notice to each other party to this Agreement upon becoming aware that any representation or warranty made by such party in this Agreement has become untrue or inaccurate or that such party has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement, in each case such that the conditions set forth in Section 5.1 or Section 6.1, as the case may be, would not be satisfied. No party to this Agreement shall take any action that would cause any representation or warranty made by such party in this Agreement to be untrue if made at Closing.

        7.19 Termination. The covenants of the Company set forth in this Section 7 (other than the covenants in Sections 7.1, 7.11 and 7.12 and the covenants which terminate earlier as specifically set forth in such covenant) shall terminate on the earlier to occur of (i) the fifth anniversary of the Closing Date, and (ii) with respect to each Investor, the date on which such Investor and its respective Affiliates beneficially own less than 1,000,000 shares of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations and the like, including the Reverse Stock Split).


                                    Section 8

                                   Termination

        8.1 Termination Events. Without prejudice to other remedies which may be available to the parties by law or this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

               (a) Mutually, by the written consent of the Company and Consent of the Investors;

               (b) by either the Company or Consent of the Investors by giving written notice to the other party or parties if the Closing shall not have occurred prior to December 31, 2002, unless extended by written agreement of the parties; provided that the party seeking termination pursuant to this subsection
(b) is not in default or breach hereunder and provided, further, that the right to terminate this Agreement under this subsection (b) shall not be available (i) to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (ii) in the event that the Closing shall not have occurred as a result of a failure of any representation to be true and correct and the party seeking termination knew of such breach prior to the date of this Agreement;

               (c) by either the Company or Consent of the Investors by giving written notice to the other party or parties if any Governmental Entity shall have issued an injunction or other ruling prohibiting the consummation of any of the transactions contemplated by this Agreement and such injunction or other ruling shall not be subject to appeal or shall have become final and unappealable;

               (d) by either the Company or Consent of the Investors in the event that Stockholder Approval is not obtained at the Stockholders' Meeting; or

               (e) by any Investor Group entitled to purchase less than 10% of the Common Shares pursuant to Section 2.1 herein if within 2 Business Days following receipt of a notice of the Consent of the Investors, the controlling Affiliate of either or both of such Investor Groups delivers to the Company and to the controlling Affiliate of each other Investor Group a notice of termination under this Section 8.1(e); provided that such termination shall be with respect only to the rights and obligations between such Investor Group(s) or any subset of Investors therein to which the termination notice is applicable, on the one hand, and the Company and each other Investor, on the other, and shall in no event be with respect to the rights and obligations (i) among the other Investors or (ii) between the other Investors on the one hand, and the Company on the other.

        8.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 8.1, all rights and obligations of the parties hereunder shall terminate without any liability on the part of any party or its Subsidiaries and Affiliates in respect thereof; provided, however, that such termination shall not relieve the Company or any Investor of any liability for any breach of this Agreement; provided, further, that the Company's obligations to register the Bridge Registrable Securities pursuant to Section 7.1 shall survive termination of this Agreement unless otherwise agreed to by all of the Bridge Investors.


                                    Section 9

                                  Miscellaneous

        9.1 Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and Consent of the Investors; except that no amendment, waiver or modification of this Section 9.1, the definition of Consent of the Investors, any provision of the Schedule of Investors on Exhibit A hereto, the form of Warrant annexed as Exhibit B hereto, or any of the conditions to the Investors' obligations set forth herein in Section 5, and no amendment, waiver or modification of any provision of this Agreement which is detrimental to any Investor in a manner materially different from any other Investor, shall be made without the consent of each affected Investor. Any amendment or waiver effected in accordance with this Section 9.1 shall be binding upon each Investor and the Company.

        9.2 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

        9.3 Waiver of Jury Trial; Trial Costs. Each of the Company, for itself and its Affiliates, and Investors hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the Company and the Investors or their Affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof. The party in whose favor a final judgment is rendered shall be entitled to reasonable costs and reasonable attorneys' fees.

        9.4 Survival. The representations and warranties made in this Agreement shall survive the Closing, and all covenants and agreements shall survive until performed or waived, unless terminated sooner pursuant to the terms of this Agreement.

        9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Investors may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Agreement without the prior written consent of the other party.

        9.6 Entire Agreement. This Agreement, including all exhibits, hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed:

        If to the Company:              Vicente Anido, Jr., PhD.
                                        Chief Executive Officer
                                        15279 Alton Parkway, #100
                                        Irvine, CA  92618
                                        Facsimile:  (949) 789-7744

        With a courtesy copy to:        Issac J. Vaughn, Esq.
                                        Wilson Sonsini Goodrich & Rosati
                                        650 Page Mill Rd.
                                        Palo Alto, CA  94304
                                        Facsimile:  (650) 493-9811

        If to the Investor:             The address set forth
                                        next to such Investor's name in Exhibit
                                        A.

        with a courtesy copy to:        Warren T. Lazarow, Esq.
                                        Brobeck, Phleger & Harrison LLP
                                        2000 University Avenue
                                        East Palo Alto, CA 94303
                                        Facsimile:  (650) 331-8107

        All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one Business Day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second Business Day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

        9.8 Interpretation. When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used in this Agreement shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Agreement means that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Agreement, the phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to September 19, 2002. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        9.9 Severability of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

        9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        9.11 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

        9.12 Public Announcements. Except as may be required by law or regulation, the Company shall not use the name of, or make reference to, any Investor or any of its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Investor's prior written consent which consent shall not be unreasonably withheld. The initial press release with respect to the execution of this Agreement shall be approved by the Company and Sprout, IGC and Sanderling on behalf of the Investors. Thereafter, so long as this Agreement is in effect, the Company and the Investors shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Transactions without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Company, on the one hand, and the Investors, on the other hand, may, without the prior consent of the other party, issue a press release or make such public statement as may, upon the advice of counsel, be required by law if it has used all reasonable efforts to consult with the other party.

        9.13 Expenses. The Company shall bear its own expenses and shall, subject to the Closing, pay the reasonable fees and expenses of one legal counsel to the Investors incurred with respect to this Agreement and the Transactions, as well as the Bridge Loan Agreement and the transactions contemplated thereby.

        9.14 California Commissioner of Corporations. THE SALE OF THE SECURITIES THAT IS THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.


                            [Signature pages follow]

        The foregoing agreement is hereby executed as of the date first above written.


                                       "COMPANY"

                                       ISTA PHARMACEUTICALS, INC.

                                       a Delaware corporation


                                       By:
                                           -------------------------------------
                                           Vicente Anido, Jr., Ph.D.
                                           President and Chief Executive Officer

                                   "INVESTORS"



                                SANDERLING VENTURE PARTNERS V CO-INVESTMENT
                                FUND, L.P.
                                By:  Middleton, McNeil & Mills Associates V, LLC


                                By:
                                  ----------------------------------------------
                                  Name:   Robert G. McNeil
                                       -----------------------------------------
                                  Title:  Managing Director
                                       -----------------------------------------

                                "INVESTORS"



                                SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.
                                By:  Middleton, McNeil & Mills Associates V, LLC


                                By:
                                  ----------------------------------------------
                                  Name:   Robert G. McNeil
                                       -----------------------------------------
                                  Title:  Managing Director
                                       -----------------------------------------

                                "INVESTORS"



                                SANDERLING V LIMITED PARTNERSHIP
                                By:  Middleton, McNeil & Mills Associates V, LLC


                                By:
                                  ----------------------------------------------
                                  Name:   Robert G. McNeil
                                       -----------------------------------------
                                  Title:  Managing Director
                                       -----------------------------------------

                                "INVESTORS"



                                SANDERLING V BETEILIGUNGS GMBH & CO. KG
                                By:  Middleton, McNeil & Mills Associates V, LLC


                                By:
                                  ----------------------------------------------
                                  Name:   Robert G. McNeil
                                       -----------------------------------------
                                  Title:  Managing Director
                                       -----------------------------------------

                                "INVESTORS"



                                SANDERLING V VENTURES MANAGEMENT


                                By:
                                  ----------------------------------------------
                                  Name:   Robert G. McNeil
                                       -----------------------------------------
                                  Title:  Owner
                                       -----------------------------------------

                                        "INVESTORS"

                                        DONALDSON, LUFKIN & JENRETTE SECURITIES
                                        CORPORATION
                                        AS NOMINEE FOR:
                                        DLJ FIRST ESC, L.P.
                                        EMA 2001 PLAN, L.P.
                                        CSFB 2001 INVESTORS, L.P.
                                        CREDIT SUISSE FIRST BOSTON PRIVATE
                                        EQUITY, INC.
                                        DOCKLANDS 2001 PLAN, L.P.
                                        PARADEPLATZ 2001 PLAN, L.P.


                                        By:
                                           -------------------------------------
                                        Name:  Kathleen D. LaPorte
                                        Title: Attorney in fact

                                        "INVESTORS"

                                        SPROUT ENTREPRENEURS' FUND, L.P.
                                            By:  DLJ Capital Corp.
                                            Its:  General Partner


                                        By:
                                           -------------------------------------
                                        Name:  Kathleen D. LaPorte
                                        Title: Managing Director

                                        "INVESTORS"

                                        SPROUT CAPITAL IX, L.P.
                                           By:  DLJ Capital Corporation
                                           Its: General Partner

                                        By:
                                           -------------------------------------
                                        Name:  Kathleen D. LaPorte
                                        Title: Managing Director

                                        "INVESTORS"

                                        INVESTOR GROWTH CAPITAL LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        "INVESTORS"

                                        INVESTOR GROUP L.P.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        "INVESTORS"


                                        KBL HEALTHCARE, LP


                                        By:
                                           -------------------------------------
                                           Name:  Marlene Krauss
                                           Title: Managing Director

                                        "INVESTORS"


                                        KBL PARTNERSHIP, LP


                                        By:
                                           -------------------------------------
                                           Name:  Marlene Krauss
                                           Title: Managing Director

                                        "INVESTORS"

                                        ----------------------------------------


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                           OPINION OF COMPANY COUNSEL

                                    EXHIBIT D

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                    EXHIBIT E

                        FORM OF INDEMNIFICATION AGREEMENT